UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4854

The Oberweis Funds

(Exact name of registrant as specified in charter)

3333 Warrenville Rd. Ste. 500, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

James W. Oberweis,
The Oberweis Funds, 3333 Warrenville Road, Suite 500, Lisle, IL 60532

(Name and address of agent for service)

Copy To:
James A. Arpaia,
Vedder Price P.C. 222 North Lasalle Street, Suite 2600, Chicago, IL 60601

Registrant’s telephone number, including area code: (800) 323-6166

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders Follows.

A VISION FOR FUTURE GROWTH

ANNUAL REPORT
DECEMBER 31, 2009

•	Oberweis Micro-Cap Fund
•	Oberweis Emerging Growth Fund
•	Oberweis Small-Cap Opportunities Fund
•	Oberweis China Opportunities Fund
•	Oberweis International Opportunities Fund
•	Oberweis Asia Opportunities Fund

1-800-245-7311

www.oberweisfunds.com

PRESIDENT’S LETTER

Dear Fellow Oberweis Funds Shareholder:

I am pleased to report substantial appreciation in all six of The Oberweis Funds in 2009. Among our international funds, the China Opportunities Fund appreciated +131.54%, the Asia Opportunities Fund gained +85.81%, and the International Opportunities Fund gained +61.04%. Our U.S.-focused funds also performed well. The Micro-Cap Fund gained +49.64%, the Emerging Growth Fund appreciated +51.92%, and the Small-Cap Opportunities Fund returned +63.49%. Clearly, such favorable results reflect, in part, a rebound from the very low valuations so prevalent at the end of 2008. The portfolios also benefited from favorable stock selection by our team.

Extreme market swings can be unnerving and we want to extend our thanks for your confidence in our team over the last two years. We work daily to uncover the best investment opportunities we can find. That said, our results are obviously not immune to the shorter-term oscillations of the market. We cannot overemphasize how strongly we believe that a steady, disciplined and unemotional approach toward investing tends to beat emotional buy/sell decisions, particularly amid tumultuous times. In last year’s letter, we wrote somewhat controversially that “2009 will be a year for bargain hunters and may represent the best buying opportunity in decades for depressed, high growth small-cap companies around the world.” This proved sage advice. Stock prices at that time were extraordinarily cheap. Those who took advantage of the unusual opportunity were richly rewarded.

Stock valuations are no longer at the extraordinary bargain levels we saw last year but do not appear to be speculatively high either. In contrast to 2009, when cheap valuations drove our bullish conviction, our 2010 outlook is shaped by anticipation of money flow from bonds to equities. In short, we believe that an abundance of money has flowed into bonds in this risk-averse world. Bill Gross’s PIMCO Total Return Bond Fund broke the record on December 17th as the largest mutual fund in history with $202.5 billion in assets. It’s not terribly surprising considering the backdrop. We just finished the worst decade ever for stocks in more than 200 years of market history, with the S&P 500 Index returning –1.0% annualized over the last 10 years. It was one of very few decades in which stocks lost money. In comparison, bonds returned around 5% annually, depending on the sector. It should come as no surprise that bond funds are at record asset levels. Investors tend to chase returns (and run from losses).

We believe that investors in long-term bonds presently face above-average risks of losing money. Periods of quantitative easing (a really fancy term for printing money) tend to be inflationary. Periods of massive easing (or printing boatloads of money) tend to be very inflationary. We expect that inflation is coming and owners of long-term bonds are likely to lose money. We believe that as bond returns begin to languish, money will flow from bonds to stocks, which tend to be more resilient in times of inflation. A relatively benign increase in investor appetite for stocks can make a surprisingly significant difference in stock prices, and we believe this may potentially begin to play out in 2010. We also believe that higher inflation expectations in the U.S. will put enormous pressure on the Chinese to allow the Yuan to appreciate against the dollar. We expect to see the value of the Yuan rise by 5% or more in 2010 (versus current imputed market expectations for 3% appreciation based on non-deliverable forward contracts).

Can a period of accelerating inflation combined with only modest economic growth be good for small-cap stocks? History says yes, though the sample size is small. During the period of stagflation in the mid-late 1970’s (and following the 1973 – 74 bear market), small-cap growth companies adapted quickly and their stocks fared far better than the

PRESIDENT’S LETTER (continued)

broader market overall. According to Ibbotson & Associates, Small Company stocks returned 40.4% annualized from the end of 1974 through the end of 1980, a period in which inflation ranged between 4.8% and 13.3% per year. While each case is somewhat different, and no one can predict the future with certainty, we believe that the odds are high that small-cap growth stocks will perform better over the next decade than they did over the last.

We historically provide the average P/Es and market capitalizations of each portfolio for your consideration. The average forward P/E ratio at the end of 2009 was 21.0 times for the Micro-Cap Fund, 26.1 times for the Emerging Growth Fund, 29.5 times for the Small-Cap Opportunities Fund, 16.1 times for the International Opportunities Fund, 19.8 times for the China Opportunities Fund, and 23.9 times for the Asia Opportunities Fund. Remember, each of the Funds invests in companies with expected earnings growth substantially higher than that of the broader market. As of 12/31/09, the weighted average market capitalization was $303 million for the Micro-Cap, $1.2 billion for the Emerging Growth, $1.2 billion for the Small-Cap Opportunities, $1.9 billion for International Opportunities, $2.0 billion for China Opportunities, and $3.7 billion for Asia Opportunities.

We appreciate your investment in The Oberweis Funds and invite you to visit our website at www.oberweisfunds.com. If you have any questions about your account, please contact shareholder services at (800) 245-7311. Thank you for investing with us in The Oberweis Funds.

Sincerely,

James W. Oberweis, CFA
President & Portfolio Manager

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE

Market Environment

Global equities returned 29.99% in 2009, as measured by the MSCI World Index. Performance was strong for most countries, with emerging markets like Brazil, Russia, India, and China posting among the strongest gains. U.S. returns were slightly lower, with the S&P 500 returning 26.5% for the year. Domestic small-cap growth stocks outperformed small-cap value in 2009 after lagging in 2008. The Russell 2000 Growth Index returned 34.5%, significantly better than the Russell 2000 Value Index return of 20.6%.

After a precipitous decline in 2008, markets finally rebounded strongly in 2009 with the S&P appreciating 67.8% from its March bottom. Unprecedented fiscal stimulus and continued interest rates near zero percent helped to ease the lending freeze and shore up bank balance sheets. Economic data including jobless claims, consumer confidence, and home prices showed signs of stabilizing as annualized GDP growth turned positive in the third quarter after four successive negative growth quarters.

Discussion of The Oberweis Funds

For the year ending December 31, 2009, the Oberweis Micro-Cap Fund appreciated +49.64%, the Emerging Growth Fund appreciated +51.92%, and the Small-Cap Opportunities Fund appreciated +63.49%. For comparison, the benchmark Russell 2000 Growth Index appreciated +34.47%.

For the Micro-Cap Fund, the healthcare and technology sectors were the most important contributors to performance. The Fund’s holdings in these two sectors outperformed the corresponding sectors of the benchmark and the Fund also benefited from a higher relative weighting in the technology sector. Consumer discretionary was the greatest detractor to Fund performance. At the stock level, Human Genome Sciences and Hi-Tech Pharmacal were among the top contributors to performance, while American Caresource and GMX Resources were among the top detractors.

For the Emerging Growth Fund, technology and healthcare were also the most important contributing sectors. Stock selection in these two sectors significantly outperformed the benchmark sector returns. Consumer discretionary was the greatest detractor to Fund performance. At the stock level, Human Genome Sciences and Green Mountain Coffee Roasters were among the top contributors to performance, while CardioNet and Natus Medical were among the top detractors.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Again, for the Oberweis Small-Cap Opportunities Fund, favorable appreciation in the Fund’s healthcare and technology holdings helped performance. At the stock level, Human Genome Sciences and Green Mountain Coffee Roasters were among the top contributors to performance, while FLIR Systems and ManTech International were among the top detractors.

The Oberweis China Opportunities Fund returned +131.54% for the year ended December 31, 2009. For comparison, the MSCI China Small-Cap Growth Index returned 147.56% and the MSCI Zhong Hua Small Cap Growth Index returned +133.78%. Despite strong absolute gains, the Fund underperformed its benchmark for the year. The Oberweis China Opportunities Fund partially invests in American Depository Receipts (ADR’s) whereas the benchmarks do not include ADR’s. Comba Telecom Systems Holdings and Wasion Group Holdings were among the top contributors; Raffles Education Corp and Heng Tai Consumables Group Ltd. were among the top detractors.

The Oberweis Asia Opportunities Fund returned 85.81% for the year ended December 31, 2009. For comparison, the MSCI Asia ex-Japan Small Cap Growth Index appreciated 111.71%. Consumer discretionary and healthcare were the largest detractors by sector. Baidu.com and Tencent Holdings Ltd. were among the top contributors, while Raffles Education Corp and China South Locomotive and Rolling Stock Corp were among the top detractors.

The Oberweis International Opportunities Fund returned +61.04% for the year ended December 31, 2009 versus +49.03% for the MSCI World ex-US Small Cap Growth Index. A higher relative weight and strong stock selection in information technology materially contributed to performance. At the stock level, Noble Group and Pacific Rubiales Energy Corp. were among the top contributors to performance; Aeon Delight Co Ltd. and Seven Bank Ltd. were among the top detractors.

The portfolio turnover rates were 92% for the Micro-Cap Fund, 97% for the Emerging Growth Fund, 212% for the Small-Cap Opportunities Fund, 101% for the China Opportunities Fund, 176% for the Asia Opportunities Fund, and 280% for the International Opportunities Fund. The net expense ratios of the six Funds were 1.99% for Micro-Cap, 1.52% for Emerging Growth, 2.00% for Small-Cap Opportunities, 2.07% for China Opportunities, 2.49% for Asia Opportunities, and 2.49% for International Opportunities.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semi-annual reports to shareholders, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Oberweis Micro-Cap Fund
At December 31, 2009

Asset Allocation
Common Stocks	99.0%
Warrants	0.2%
Other Assets in excess of Liabilities	0.8%
100.0%

Top Holdings
KVH Industries, Inc.	3.5%
IPC The Hospitalist Co., Inc.	3.4%
ClickSoftware Technologies, Ltd.	3.2%
Acacia Research Corp.	3.2%
GSE Systems, Inc.	3.2%
DG FastChannel, Inc.	3.1%
Hi-Tech Pharmacal Co., Inc	2.9%
ArcSight, Inc.	2.9%
Perma-Fix Environmental Services, Inc.	2.9%
Herley Industries, Inc.	2.6%
Other Holdings	69.1%
100.0%

Top Industries
Computer Services Software & Systems	20.2%
Healthcare Services	7.3%
Communications Technology	5.6%
Pharmaceuticals	5.6%
Med. & Dental Instruments & Supply	5.5%
Oil Crude Producer	5.3%
Electronics Components	4.9%
Textiles-Apparel & Shoes	3.8%
Gauges & Meters	3.4%
Pollution Control	3.4%
Other Industries	35.0%
100.0%

Oberweis Emerging Growth Fund
At December 31, 2009

Asset Allocation
Common Stocks	97.7%
Commercial Paper	2.3%
Warrants	0.1%
Other Liabilities in excess of Assets	(0.1)%
100.0%

Top Holdings
American Superconductor Corp.	4.5%
AsiaInfo Hldgs., Inc.	4.1%
IMAX Corp.	4.0%
Grand Canyon Education, Inc.	3.6%
ArcSight, Inc.	3.6%
DG FastChannel, Inc.	3.6%
IPC The Hospitalist Co., Inc.	3.3%
Pegasystems, Inc.	3.3%
Green Mountain Coffee Roasters, Inc.	3.1%
Genoptix, Inc.	2.8%
Other Holdings	64.1%
100.0%

Top Industries
Computer Services Software & Systems	22.5%
Healthcare Services	11.2%
Education Services	6.0%
Oil Crude Producer	5.0%
Electrical Scientific Equipment	4.5%
Advertising Agency	4.2%
Photography	4.0%
Beverage – Soft Drinks	3.1%
Textiles-Apparel & Shoes	2.9%
Biotechnology	2.9%
Other Industries	33.7%
100.0%

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Oberweis Small-Cap Opportunities Fund
At December 31, 2009

Asset Allocation
Common Stocks	99.2%
Other Assets in excess of Liabilities	0.8%
100.0%

Top Holdings
IMAX Corp.	3.8%
AsianInfo Hldgs., Inc.	2.9%
Alpha Pro Tech. Ltd.	2.7%
KVH Industries, Inc.	2.5%
Veeco Instruments, Inc.	2.5%
Genoptix, Inc.	2.3%
Human Genome Sciences, Inc.	2.3%
Athenahealth, Inc.	2.3%
American Superconductor Corp.	2.2%
American Science & Engineering, Inc.	2.2%
Other Holdings	74.3%
100.0%

Top Industries
Computer Services Software & Systems	12.7%
Healthcare Services	7.2%
Textiles-Apparel & Shoes	6.7%
Production Technology Equipment	5.4%
Biotechnology	4.7%
Photography	3.8%
Medical Services	3.6%
Semiconductors & Components	3.6%
Power Transmission Equipment	3.3%
Med. & Dental Instruments & Supply	2.7%
Other Industries	46.3%
100.0%

Oberweis China Opportunities Fund
At December 31, 2009

Asset Allocation
Common Stocks	100.8%
Preferred Stocks	0.4%
Warrants	0.2%
Other Liabilities in excess of Assets	(1.4)%
100.0%

Top Holdings
Comba Telecom Systems Hldgs. Ltd.	3.5%
China Automation Group Ltd.	2.9%
AsianInfo Hldgs., Inc.	2.7%
Longtop Financial Technologies Ltd. ADR	2.7%
Home Inns & Hotels Mgmt., Inc. ADR	2.5%
Zhuzhou CSR Times Electric Co. Ltd.	2.4%
E-House China Hldgs. Ltd. ADR	2.3%
China Gas Hldgs. Ltd.	2.0%
Skyworth Digital Hldgs. Ltd.	1.8%
Wasion Group Hldgs. Ltd.	1.8%
Other Holdings	75.4%
100.0%

Top Industries
Machinery	7.8%
Software	7.7%
Communications Equipment	7.7%
Hotels Restaurants & Leisure	6.0%
Electrical Equipment	5.5%
Textile Apparel & Luxury Goods	5.3%
Real Estate Management & Development	5.0%
Internet Software & Services	4.6%
Biotechnology	4.3%
Chemicals	4.0%
Other Industries	42.1%
100.0%

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Oberweis International Opportunities
Fund At December 31, 2009

Asset Allocation
Common Stocks	99.4%
Other Assets in excess of Liabilities	0.6%
100.0%

Top Holdings
Noble Group Ltd.	3.4%
DragonWave, Inc.	3.1%
Dialog Semiconductor PLC	3.0%
International Personal Finance PLC	3.0%
ASM International NV	2.5%
Trina Solar Ltd. ADR	2.5%
Bulgari SPA	2.5%
JB HI-FI Ltd.	2.4%
Mount Gibson Iron Ltd.	2.3%
Comba Telecom Systems Hldgs. Ltd.	2.3%
Other Holdings	73.0%
100.0%

Top Industries
Metals & Mining	7.7%
Communications Equipment	7.6%
Textile Apparel & Luxury Goods	7.4%
Semiconductors & Semi. Equipment	6.5%
Energy Equipment & Services	6.3%
Electrical Equipment	5.2%
Capital Markets	4.3%
Machinery	4.1%
Hotels Restaurants & Leisure	3.6%
Information Technology Services	3.5%
Other Industries	43.8%
100.0%

Oberweis Asia Opportunities Fund
At December 31, 2009

Asset Allocation
Common Stocks	98.3%
Warrants	0.1%
Other Assets in excess of Liabilities	1.6%
100.0%

Top Holdings
Xinao Gas Hldgs. Ltd.	2.4%
Tencent Hldgs. Ltd.	2.3%
Comba Telecom Systems Hldgs. Ltd.	2.2%
China Automation Group Ltd.	2.2%
Skyworth Digital Hldgs. Ltd.	2.1%
Noble Group Ltd.	2.1%
Sinwa Ltd.	2.0%
Yes Bank Ltd.	2.0%
Zhuzhou CSR Times Electric Co. Ltd.	1.8%
China Everbright International Ltd.	1.7%
Other Holdings	79.2%
100.0%

Top Industries
Metals & Mining	8.1%
Food Products	5.6%
Machinery	5.1%
Communications Equipment	4.5%
Real Estate Mgmt. & Development	4.2%
Gas Utilities	4.2%
Auto Components	4.2%
Household Durables	4.0%
Software	3.6%
Construction & Engineering	3.1%
Other Industries	53.4%
100.0%

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/09

	One Year	Five Years	Ten Years	Since Inception 1/1/96	Expense Ratio(2)
OBMCX	+49.64%	-2.34%	+5.97%	+8.22%	1.99%
Russell 2000 Growth	+34.47%	+0.87%	-1.37%	+3.34%
Russell 2000	+27.17%	+0.51%	+3.51%	+6.39%

Growth of an Assumed $10,000 Investment
from January 1, 1996 to December 31, 2009

(1)	Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of 2000 companies with small-market capitalizations. The Russell indices are unmanaged and are not available for investment.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/09. The expense ratio gross of any fee waivers or expense reimbursement was 1.99%.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/09

	One Year	Five Years	Ten Years	Since Inception 1/7/87	Expense Ratio(2)
OBEGX	+51.92%	-5.55%	-0.93%	+8.00%	1.52%
Russell 2000 Growth	+34.47%	+0.87%	-1.37%	+6.22%
Russell 2000	+27.17%	+0.51%	+3.51%	+8.23%

Growth of an Assumed $10,000 Investment
from January 7, 1987 to December 31, 2009

(1)	Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of 2000 companies with small-market capitalizations. The Russell indices are unmanaged and are not available for investment. A sales load of 4% was charged on the Oberweis Emerging Growth Fund until December 31, 1991 and is not reflected in the total return figures or graph above.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/09. The expense ratio gross of any fee waivers or expense reimbursement was 1.52%.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/09

	One Year	Five Years	Ten Years	Since Inception 9/15/96	Expense Ratio(2)
OBSOX	+63.49%	-1.36%	-5.52%	+3.60%	2.00%
Russell 2000 Growth	+34.47%	+0.87%	-1.37%	+2.92%
Russell 2500 Growth	+41.65%	+1.99%	+1.99%	+4.82%
Russell 2000	+27.17%	0.51%	+3.51%	+6.06%

Growth of an Assumed $10,000 Investment
from September 15, 1996 to December 31, 2009

(1)	Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of 2000 companies with small-market capitalizations. The Russell 2500 Growth Index measures the performance of Russell 2500 companies with lower price-to-book ratios and lower forecasted growth -values. The Russell indices are unmanaged and are not available for investment. The Small-Cap Opportunities Fund changed its index from the Russell 2500 Growth to the Russell 2000 Growth due to the change in the target market capitalization range of its investments.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/09. The expense ratio gross of any fee waivers or expense reimbursement was 2.95%.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/09

	One Year	Since Inception 10/1/05	Expense Ratio(2)
OBCHX	+131.54%	+24.84%	2.07%
MSCI China Small Cap Growth	+147.55%	+33.94%
MSCI Zhong Hua Small Cap Growth	+133.78%	N/A (3)

Growth of an Assumed $10,000 Investment
from October 1, 2005 to December 31, 2009

(1)	Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI China Small Cap Growth Index is a free float adjusted market capitalization index that is designed to measure the small cap growth equity market performance in China excluding A share classes, with dividends reinvested net of withholding tax.

The MSCI Zhong Hua Small Cap Growth Index is a free float-adjusted, market capitalization weighted index that is designed to measure the performance of small cap stocks in the developed markets and emerging markets of China and Hong Kong excluding China A shares, with dividends reinvested net of withholding tax.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/09. The expense ratio gross of any fee waivers or expense reimbursement was 2.07%.
(3)	The MSCI Zhong Hua Small Cap Growth Index began on May 31, 2007.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/09

	One Year	Since Inception 2/1/07	Expense Ratio(2)
OBIOX	+61.04%	-3.67%	2.49%
MSCI AC World Index EX US Small Cap Growth	+61.23%	-5.34%
MSCI World Index EX Small Cap Growth	+49.03%	-8.42%

Growth of an Assumed $10,000 Investment
from February 1, 2007 to December 31, 2009

(1)	Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI ACWI ex-US Small Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap growth developed and emerging markets excluding the US, with dividends reinvested net of withholding tax. The Fund changed its index from MSCI AC World ex-US Small Cap Growth Index to the MSCI World ex-US Small Cap Growth Index due to the greater similarity in invested countries.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/09. The expense ratio gross of any fee waivers or expense reimbursement was 3.14%.

THE OBERWEIS FUNDS
MANAGEMENT DISCUSSION
ON FUND PERFORMANCE (continued)

Average Annual Total Returns(1)
Periods ended 12/31/09

	One Year	Since Inception 2/1/08	Expense Ratio(2)
OBAOX	+85.81%	-11.08%	2.49%
MSCI AC Asia Pacific Ex Japan Small Cap Growth	+111.71%	-2.34%

Growth of an Assumed $10,000 Investment
from February 1, 2008 to December 31, 2009

(1)	Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting www.oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.

The MSCI AC Asia Pacific ex Japan Small Cap Growth Index is a free float adjusted market capitalization index that is designed to measure the equity market performance of small cap growth developed and emerging markets in the Pacific region excluding Japan, with dividends reinvested net of withholding tax.

(2)	Expense ratio is the total annual net fund operating expense ratio as of 12/31/09. The expense ratio gross of any fee waivers or expense reimbursement was 4.31%.

OBERWEIS MICRO-CAP FUND
Schedule of Investments
December 31, 2009

	Shares	Value
EQUITIES – 99.0%
Advertising Agency – 3.1%
DG FastChannel, Inc.*	30,100	$840,693
Aerospace – 2.6%
Herley Industries, Inc.*	49,600	688,944
Air Transport – 0.3%
CPI Aerostructures, Inc.*	12,900	77,529
Banks – Diversified – 0.3%
Access National Corp.	13,400	79,060
Beverage – Brewers & Distillers – 0.2%
Craft Brewers Alliance, Inc.*	26,300	63,120
Biotechnology – 2.5%
Anika Therapeutics, Inc.*	9,100	69,433
Cypress Bioscience, Inc.*	28,400	163,868
Idera Pharmaceuticals, Inc.*	14,500	74,965
Immunomedics, Inc.*	58,800	188,748
Neptune Technologies & Bioresources, Inc.*	19,400	39,964
Repligen Corp.*	33,200	136,452
		673,430
Building – Climate Control – 0.2%
Real Goods Solar, Inc.*	13,100	42,313
Commercial Services – 3.2%
APAC Customer Services, Inc.*	34,200	203,832
Health Grades, Inc.*	92,100	395,109
ICF International, Inc.*	10,400	278,720
		877,661
Communications Technology – 5.6%
KVH Industries Inc.*	64,800	955,152
Merrimac Industries, Inc.*	30,700	488,744
RELM Wireless Corp.*	21,600	67,824
		1,511,720
Computer Services Software & Systems – 20.2%
ArcSight, Inc.*	31,000	792,980
Art Technology Group, Inc.*	60,000	270,600
ClickSoftware Technologies Ltd.*	122,600	858,200
Ebix, Inc.*	4,900	239,267

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
eGain Communications Corp.*	14,200	$14,768
GSE Systems, Inc.*	155,800	853,784
InfoSpace, Inc.*	30,300	259,671
LivePerson, Inc.*	51,400	358,258
NCI, Inc.*	12,600	348,390
Sourcefire, Inc.*	23,900	639,086
Telecommunication Systems, Inc.*	63,200	611,776
VanceInfo Technologies, Inc. ADR*	10,600	203,626
		5,450,406
Computer Technology – 0.4%
XATA Corp.*	34,600	99,302
Drug & Grocery Store Chains – 0.8%
QKL Stores, Inc.*	34,000	227,800
Education Services – 0.6%
Scientific Learning Corp.*	30,800	155,848
Electronics – 2.0%
DragonWave Inc.*	21,000	240,660
Lasercard Corp.*	41,300	239,416
SRS Labs, Inc.*	8,300	60,839
		540,915
Electronics Components – 4.9%
Acacia Research Corp.*	94,000	856,340
NVE Corp.*	11,500	474,720
		1,331,060
Engineering & Contracting Services – 0.9%
Ecology & Environment, Inc.	15,300	229,477
Fertilizers – 1.2%
China Green Agriculture, Inc.*	10,600	155,820
Yongye International, Inc.*	21,600	175,608
		331,428
Gauges & Meters – 3.4%
Nanometrics, Inc.*	59,200	670,736
Nova Measuring Instruments Ltd.*	40,000	258,400
		929,136
Gold – 1.2%
Richmont Mines, Inc.*	84,900	318,375

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Healthcare Management Services – 1.7%
American Caresource Hldgs., Inc.*	101,100	$242,640
Transcend Services, Inc.*	10,400	222,248
		464,888
Healthcare – Misc. – 0.9%
Conmed Healthcare Management, Inc.*	30,200	92,714
Providence Service Corp.*	8,800	139,040
		231,754
Healthcare Services – 7.3%
Almost Family, Inc.*	17,100	675,963
IPC The Hospitalist Co., Inc.*	27,380	910,385
Medidata Solutions, Inc.*	23,700	370,194
		1,956,542
Medical & Dental Instruments & Supplies – 5.5%
Alpha Pro Tech Ltd.*	115,200	520,704
Endologix, Inc.*	123,800	653,664
Sharps Compliance Corp.*	26,000	249,600
Synovis Life Technologies, Inc.*	5,400	69,714
		1,493,682
Office Supplies Equipment – 0.7%
Intelli-Check Mobilisa, Inc.*	49,300	184,875
Oil Crude Producer – 5.3%
Carrizo Oil & Gas, Inc.*	8,200	217,382
Double Eagle Petroleum Co.*	13,100	56,592
GeoResources, Inc.*	26,700	364,722
GMX Resources, Inc.*	34,300	471,282
Panhandle Oil & Gas, Inc.	12,300	318,570
		1,428,548
Oil Well Equipment & Services – 2.0%
Boots & Coots International Well Control, Inc.*	80,800	133,320
T-3 Energy Services, Inc.*	15,500	395,250
		528,570
Personal Care – 1.7%
Female Health Co.*	95,900	453,607
Pharmaceuticals – 5.6%
Allion Healthcare, Inc.*	33,300	218,448

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Hi-Tech Pharmacal Co., Inc.*	28,300	$793,815
ISTA Pharmaceuticals, Inc.*	85,600	390,336
Lannett Co., Inc.*	17,600	104,016
		1,506,615
Pollution Control – 3.4%
Fuel-Tech, Inc.*	14,600	119,282
Perma-Fix Environmental Services, Inc.*	348,600	791,322
		910,604
Power Transmission Equipment – 1.4%
Maxwell Technologies, Inc.*	21,500	383,560
Savings & Loans – 1.1%
BOFI Hldg., Inc.*	29,200	292,000
Semiconductors & Components – 0.2%
Atheros Communications, Inc.*	1,929	66,050
Specialty Retail – 0.6%
Citi Trends, Inc.*	6,200	171,244
Technology Misc. – 0.7%
Vocus, Inc.*	11,200	201,600
Textiles – Apparel & Shoes – 3.8%
G-III Apparel Group Ltd.*	24,100	522,247
True Religion Apparel, Inc.*	27,000	499,230
		1,021,477
Utilities – Telecommunications – 1.2%
Multiband Corp.*	41,900	83,800
RRSAT Global Communication Network Ltd.	21,800	246,340
		330,140
Wholesale & International Trade – 2.3%
Emergent Group, Inc.	39,600	285,124
GLG Life Tech Corp.*	15,700	121,361
Summer Infant, Inc.*	47,000	211,030
		617,515
Total Equities (Cost: $20,670,467)		$26,711,488

See accompanying notes to the financial statements.

OBERWEIS MICRO-CAP FUND
Schedule of Investments (continued)
December 31, 2009

	Units	Value
Warrants – 0.2%
Internet Software & Systems
Inuvo, Inc. ($2.50, expires 04-03-11) (a)	260,000	$26,120
Inuvo, Inc. ($3.05, expires 12-05-11) (a)	81,873	12,405
Inuvo, Inc. ($4.00, expires 12-05-11) (a)	40,937	5,616
Total Warrants (Cost: $0)		$44,141
Total Investments – 99.2% (Cost: $20,670,467)		$26,755,629
Other Assets Less Liabilities – 0.8%		211,236
Net Assets – 100%		$26,966,865
Cost of Investments is $20,750,756 for federal income tax purposes and net unrealized appreciation consists of:
Gross unrealized appreciation		$7,249,120
Gross unrealized depreciation		(1,244,247)
Net unrealized appreciation		$6,004,873
(a)	Fair Valued Security
*	Non-Income producing security during the year ended December 31, 2009.

ADR American Depository Receipt

See accompanying notes to the financial statements.

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments
December 31. 2009

	Shares	Value
EQUITIES – 97.7%
Advertising Agency – 4.2%
DG FastChannel, Inc.*	149,800	$4,183,914
VisionChina Media, Inc. ADR*	69,930	763,636
		4,947,550
Alternative Energy – 1.0%
EnerNOC, Inc.*	40,400	1,227,756
Beverage – Soft Drinks – 3.1%
Green Mountain Coffee Roasters, Inc.*	45,200	3,682,444
Biotechnology – 2.9%
Cypress Bioscience, Inc.*	53,100	306,387
Human Genome Sciences, Inc.*	98,600	3,015,188
		3,321,575
Communications Technology – 1.4%
Acme Packet, Inc.*	95,600	1,051,600
GeoEye, Inc.*	19,900	554,812
		1,606,412
Computer Services Software & Systems – 22.5%
ArcSight, Inc.*	166,800	4,266,744
Art Technology Group, Inc.*	305,600	1,378,256
AsiaInfo Hldgs., Inc.*	157,600	4,798,920
Blackboard, Inc.*	21,300	966,807
Compellent Technologies, Inc.*	33,300	755,244
LogMeIn, Inc.*	61,700	1,230,915
Longtop Financial Technologies Ltd. ADR*	50,800	1,880,616
OpenTable, Inc.*	21,700	552,482
Pegasystems, Inc.	112,500	3,825,000
Sourcefire, Inc.*	103,000	2,754,220
SXC Health Solutions Corp.*	53,600	2,891,720
Telecommunication Systems, Inc.*	114,400	1,107,392
		26,408,316
Computer Technology – 0.9%
STEC, Inc.*	64,900	1,060,466
Construction – 0.8%
Orion Marine Group, Inc.*	43,000	905,580

See accompanying notes to the financial statements.

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments (continued)
December 31. 2009

	Shares	Value
Diversified Materials & Processing – 1.2%
Cabot Microelectronics Corp.*	43,000	$1,417,280
Education Services – 6.0%
Grand Canyon Education, Inc.*	225,296	4,282,877
Lincoln Educational Services Corp.*	104,200	2,256,972
Rosetta Stone, Inc.*	29,000	520,550
		7,060,399
Electrical Scientific Equipment – 4.5%
American Superconductor Corp.*	129,700	5,304,730
Electronics – 1.1%
American Science & Engineering, Inc.	16,700	1,266,528
Entertainment – 0.4%
Lions Gate Entertainment Corp.*	79,900	464,219
Financial Data & Systems – 0.8%
CyberSource Corp.*	42,700	858,697
Healthcare Management Services – 2.6%
Catalyst Health Solutions, Inc.*	82,800	3,019,716
Healthcare Services – 11.2%
Athenahealth, Inc.*	61,000	2,759,640
HMS Hldgs. Corp.*	49,100	2,390,679
IPC The Hospitalist Co., Inc.*	117,000	3,890,250
LHC Group, Inc.*	30,800	1,035,188
Medidata Solutions, Inc.*	122,100	1,907,202
Phase Forward, Inc.*	75,800	1,162,772
		13,145,731
Hotel & Motel – 2.3%
Home Inns & Hotel Mgmt., Inc. ADR*	76,000	2,686,600
Medical Equipment – 2.0%
Abaxis, Inc.*	13,000	332,150
Thoratec Corp.*	75,700	2,037,844
		2,369,994
Medical Services – 2.8%
Genoptix, Inc.*	94,000	3,339,820
Offshore Drilling & Other Services – 0.9%
Atwood Oceanics, Inc.*	30,500	1,093,425

See accompanying notes to the financial statements.

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments (continued)
December 31. 2009

	Shares	Value
Oil Crude Producer – 5.0%
Arena Resources, Inc.*	65,300	$2,815,736
Bill Barrett Corp.*	25,900	805,749
Carrizo Oil & Gas, Inc.*	85,201	2,258,678
		5,880,163
Oil Well Equipment & Services – 0.6%
Carbo Ceramics, Inc.	10,500	715,785
Photography – 4.0%
IMAX Corp.*	353,200	4,701,092
Pollution Control – 0.6%
Fuel-Tech, Inc.*	83,812	684,744
Printing & Coping Services – 0.7%
Vistaprint Ltd.*	13,800	781,908
Production Technology Equipment – 2.6%
ATMI, Inc.*	43,300	806,246
Kulicke & Soffa Industries, Inc.*	414,400	2,233,616
		3,039,862
Publishing – 0.6%
Dolan Media Co.*	72,600	741,246
Restaurants – 1.7%
Buffalo Wild Wings, Inc.*	50,022	2,014,386
Securities Brokerage & Services – 0.5%
MarketAxess Hldgs., Inc.	41,800	581,020
Semiconductors & Components – 2.3%
NetLogic Microsystems, Inc.*	58,800	2,720,088
Textiles – Apparel & Shoes – 2.9%
Deckers Outdoor Corp.*	14,200	1,444,424
True Religion Apparel, Inc.*	103,700	1,917,413
		3,361,837
Utilities – Telecommunications – 2.4%
Neutral Tandem, Inc.*	124,550	2,833,513
Wholesale & International Trade – 1.2%
Central European Distribution Corp.*	50,700	1,440,387
Total Equities (Cost: $79,126,807)		$114,683,269

See accompanying notes to the financial statements.

OBERWEIS EMERGING GROWTH FUND
Schedule of Investments (continued)
December 31. 2009

	Face Amount	Value
Commercial Paper – 2.3%
Prudential Financial 0.50%, Due 1/4/2010	2,700,000	$2,700,000
Total Commercial Paper (Cost: $2,700,000)		$2,700,000
	Units	Value
Warrants – 0.1%
Internet Software & Systems
Inuvo, Inc. ($2.50, expires 04/03/11)(a)	540,000	$54,248
Inuvo, Inc. ($3.05, expires 12/05/11)(a)	170,043	25,764
Inuvo, Inc. ($4.00, expires 12/05/11)(a)	85,022	11,664
Total Warrants (Cost: $0)		$91,676
Total Investments – 100.1% (Cost: $81,826,807)		$117,474,945
Other Liabilities Less Assets – (0.1%)		(86,906)
Net Assets – 100%		$117,388,039
Cost of Investments is $83,341,387 for federal income tax purposes and net unrealized appreciation consists of:
Gross unrealized appreciation		$36,295,815
Gross unrealized depreciation		(2,162,257)
Net unrealized appreciation		$34,133,558
(a)	Fair Valued Security
*	Non-Income producing security during the year ended December 31, 2009.

ADR – American Depositary Receipt

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND
Schedule of Investments
December 31, 2009

	Shares	Value
EQUITIES – 99.2%
Advertising Agency – 1.7%
DG FastChannel, Inc.*	4,100	$114,513
Aerospace – 1.1%
Herley Industries, Inc.*	5,200	72,228
Beverage-Soft Drinks – 1.5%
Green Mountain Coffee Roasters, Inc.*	1,250	101,838
Biotechnology – 4.7%
Dendreon Corp.*	4,000	105,120
Dyax Corp.*	16,500	55,935
Human Genome Sciences, Inc.*	4,900	149,842
		310,897
Casinos & Gambling – 0.6%
WMS Industries, Inc.*	1,000	40,000
Commercial Services – 1.1%
TrueBlue, Inc.*	4,900	72,569
Commercial Vehicles & Parts – 0.8%
Oshkosh Corp.*	1,500	55,545
Communications Technology – 2.5%
KVH Industries, Inc.*	11,000	162,140
Computer Services Software & Systems – 12.7%
ArcSight, Inc.*	5,400	138,132
AsiaInfo Hldgs., Inc.*	6,300	191,835
Bottomline Technologies, Inc.*	4,500	79,065
Pegasystems, Inc.	4,100	139,400
Sonic Solutions*	10,400	122,616
Sourcefire, Inc.*	3,100	82,894
TNS, Inc.*	3,000	77,070
		831,012
Consumer Lending – 1.7%
Encore Capital Group, Inc.*	2,300	40,020
First Cash Financial Services, Inc.*	3,100	68,789
		108,809
Consumer Services – 2.1%
NutriSystem, Inc.	4,400	137,148

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Diversified Chemicals – 1.4%
Albemarle Corp.	2,600	$94,562
Education Services – 2.0%
Grand Canyon Education, Inc.*	6,900	131,169
Electrical Scientific Equipment – 2.2%
American Superconductor Corp.*	3,600	147,240
Electronics – 2.2%
American Science & Engineering, Inc.	1,900	144,096
Electronics Components – 1.9%
Acacia Research Corp.*	13,400	122,074
Engineering & Contracting Services – 0.6%
Hill International, Inc.*	6,400	39,936
Financial Data & Systems – 1.1%
Advent Software, Inc.*	1,700	69,241
Gauges & Meters – 1.9%
Nanometrics, Inc.*	11,300	128,029
Healthcare-Misc. – 1.5%
Providence Service Corp.*	6,200	97,960
Healthcare Services – 7.2%
Athenahealth, Inc.*	3,300	149,292
Eclipsys Corp.*	2,700	50,004
IPC The Hospitalist Co., Inc.*	4,300	142,975
LHC Group, Inc.*	2,000	67,220
Quality Systems, Inc.	1,000	62,800
		472,291
Hotel & Motel – 1.3%
Full House Resorts, Inc.*	23,900	82,216
Industrial Machinery – 1.0%
Gerber Scientific, Inc.*	13,400	67,670
Medical & Dental Instruments & Supplies – 2.7%
Alpha Pro Tech Ltd.*	39,400	178,088

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Medical Services – 3.6%
Bio-Reference Laboratories, Inc.*	2,200	$86,064
Genoptix, Inc.*	4,300	152,779
		238,843
Offshore Drilling & Other Services – 0.7%
Atwood Oceanics, Inc.*	1,300	46,605
Oil Crude Producer – 1.6%
Arena Resources, Inc.*	1,600	68,992
Double Eagle Petroleum Co.*	8,200	35,424
		104,416
Oilwell Equipment & Services – 2.3%
Helmerich & Payne, Inc.	1,600	63,808
Superior Energy Services, Inc.*	1,700	41,293
T-3 Energy Services, Inc.*	1,900	48,450
		153,551
Paper – 1.1%
Schweitzer-Mauduit International Inc.*	1,000	70,350
Personal Care – 1.8%
Female Health Co.*	25,000	118,250
Pharmaceuticals – 2.1%
ISTA Pharmaceuticals, Inc.*	29,700	135,432
Photography – 3.8%
IMAX Corp.*	18,600	247,566
Pollution Control – 0.9%
Perma-Fix Environmental Services, Inc.*	25,200	57,204
Power Transmission Equipment – 3.3%
Advanced Energy Industries, Inc.*	5,700	85,956
Maxwell Technologies, Inc.*	7,200	128,448
		214,404
Production Technology Equipment – 5.4%
Axcelis Technologies, Inc.*	87,800	123,798
Ultratech, Inc. *	4,700	69,748
Veeco Instruments, Inc.*	4,900	161,896
		355,442

See accompanying notes to the financial statements.

OBERWEIS SMALL-CAP OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Semiconductors & Components – 3.6%
Atheros Communications, Inc.*	2,500	$85,600
Cavium Networks, Inc.*	2,300	54,809
Trina Solar Ltd. ADR*	1,800	97,146
		237,555
Specialty Machinery – 1.6%
Bucyrus International, Inc.	1,900	107,103
Specialty Retail – 2.1%
Dress Barn, Inc.*	3,700	85,433
Ulta Salon, Cosmetics & Fragrance, Inc.*	3,000	54,480
		139,913
Textiles-Apparel & Shoes – 6.7%
Deckers Outdoor Corp.*	1,000	101,720
Guess?, Inc.	3,400	143,820
Phillips-Van Heusen Corp.	1,700	69,156
Steve Madden Ltd.*	3,100	127,844
		442,540
Utilities-Telecommunications – 1.1%
Neutral Tandem, Inc.*	3,200	72,800
Total Equities (Cost: $5,103,241)		$6,523,245
Total Investments – 99.2% (Cost: $5,103,241)		$6,523,245
Other Assets Less Liabilities – 0.8%		51,887
Net Assets – 100%		$6,575,132
Cost of Investments is $5,105,613 for federal income tax purposes and net unrealized appreciation consists of:
Gross unrealized appreciation		$1,485,668
Gross unrealized depreciation		(68,036)
Net unrealized appreciation		$1,417,632
*	Non-Income producing security during the year ended December 31, 2009.

ADR American Depository Receipt

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments
December 31, 2009

	Shares	Value
EQUITIES – 100.8%
Auto Components – 3.5%
Tianneng Power International Ltd.(a)*	3,860,400	$1,776,002
Tongxin International Ltd.*	342,300	3,080,700
Wonder Auto Technology, Inc.*	482,614	5,665,888
Xinyi Glass Hldg. Co. Ltd.(a)	2,557,700	2,304,917
		12,827,507
Biotechnology – 4.3%
3SBio, Inc., Ltd.*	321,609	4,402,827
China Nuokang Bio-Pharmaceutical Inc.*	205,000	1,609,250
Sino Biopharmaceutical Ltd.(a)	20,656,549	6,528,322
Sinovac Biotech Ltd.*	544,900	3,449,217
		15,989,616
Chemicals – 4.0%
China Green Agriculture, Inc.	155,100	2,279,970
Huabao International Hldgs. Ltd.(a)	3,235,600	3,478,978
Yingde Gases Group Co.*	3,397,600	3,500,986
Yongye International, Inc.*	698,700	5,680,431
		14,940,365
Commercial Service & Supply – 2.3%
China Everbright International Ltd.(a)	9,682,000	4,953,596
Rino International Corp.*	128,900	3,564,085
		8,517,681
Communications Equipment – 7.7%
Bejing Enterprises Water Group Ltd.(a)*	19,681,600	6,530,624
China All Access Hldgs. Ltd.*	8,037,300	1,616,986
China Grentech Corp. Ltd. ADR*	300,500	1,060,765
China Wireless Technologies Ltd.(a)*	16,488,000	3,141,716
Comba Telecom Systems Hldgs. Ltd.(a)	11,197,956	13,004,795
MOBI Development Co. Ltd.*	7,481,000	3,145,203
		28,500,089
Construction Materials – 1.5%
Asia Cement China Hldgs. Corp.(a)	1,915,500	1,138,843
China Shanshui Cement Group Ltd.(a)	6,366,000	4,620,780
		5,759,623

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Diversified Consumer Services – 3.2%
ATA, Inc. ADR*	195,400	$873,438
China Distance Education Hldgs., Inc. ADR*	253,200	1,617,948
China Education Alliance, Inc.*	304,200	1,861,704
ChinaCast Education Corp.*	751,200	5,679,072
New Oriental Education & Technology Group, Inc. ADR*	24,000	1,814,640
		11,846,802
Electrical Equipment – 5.5%
American Superconductor Corp.*	69,200	2,830,280
China High Speed Transmission(a)	1,443,600	3,504,701
China Ritar Power Corp.*	329,700	1,582,560
Dongfang Electric Corp. Ltd.(a)*	701,900	3,742,341
Zhuzhou CSR Times Electric Co. Ltd.(a)	4,352,100	8,880,158
		20,540,040
Electronic Equipment & Instruments – 3.2%
Hollysys Automation Technologies Ltd.*	294,700	3,539,347
Inspur International Ltd.(a)	13,307,000	1,891,524
Wasion Group Hldgs. Ltd.(a)	6,469,400	6,723,661
		12,154,532
Energy Equipment & Services – 0.5%
Shengli Oil & Gas Pipe Hldgs. Ltd.*	6,997,500	1,922,179
Food Products – 2.6%
China Mengniu Dairy Co. Ltd.(a)*	945,200	3,359,717
China Yurun Food Group Ltd.	1,541,800	4,573,275
Want Want China Hldgs. Ltd.(a)	2,434,700	1,700,072
		9,633,064
Food & Staples Retailing – 0.8%
QKL Stores, Inc.*	444,300	2,976,810
Gas Utilities – 4.0%
China Gas Hldgs. Ltd.(a)	13,737,600	7,467,934
China Natural Gas, Inc.*	174,000	1,934,880
Xinao Gas Hldgs. Ltd.(a)	2,062,600	5,280,398
		14,683,212

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Healthcare Equipment & Supplies – 1.5%
Mingyuan Medicare Development Co. Ltd.(a)*	15,856,300	$2,705,206
Shandong Weigao Group(a)	914,600	3,047,849
		5,753,055
Healthcare Providers & Services – 1.2%
China Cord Blood Corp.*	333,600	2,168,400
Concord Medical Services Hldgs. Ltd.*	250,000	2,160,000
		4,328,400
Hotels Restaurants & Leisure – 6.0%
Ajisen China Hldgs. Ltd.(a)	2,701,900	2,308,203
Ctrip.com International Ltd. ADR*	74,600	5,360,756
FU JI Food & Catering Services Hldgs. Ltd.(a)*	1,325,000	1,298,676
Home Inns & Hotels Mgmt., Inc. ADR*	261,800	9,254,630
Little Sheep Group Ltd.(a)*	2,712,300	1,501,585
Rexlot Hldgs. Ltd.(a)	22,183,000	2,471,183
		22,195,033
Household Durables – 1.8%
Skyworth Digital Hldgs. Ltd.(a)	6,575,300	6,743,328
Household Products – 1.2%
Vinda International Hldgs. Ltd.(a)	6,446,200	4,562,274
Industrial Conglomerates – 0.9%
Poly (Hong Kong) Investments Ltd.(a)*	2,639,400	3,270,466
Industrial Power Products – 1.3%
China Longyuan Power Group Corp.*	1,000,000	1,294,807
China WindPower Group Ltd.(a)*	30,275,100	3,447,607
		4,742,414
Information Technology Services – 0.2%
China Information Security Technology, Inc.*	100,800	620,928
Insurance – 1.3%
CNinsure, Inc. ADR	239,700	4,813,176
Internet Software & Services – 4.6%
AsianInfo Hldgs., Inc.*	326,700	9,948,015
Baidu.com, Inc. ADR*	3,500	1,439,305
Pacific Online(a)	4,824,500	1,091,883
Sohu.com, Inc.*	28,050	1,606,704

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Tencent Hldgs. Ltd.(a)	145,900	$3,155,219
		17,241,126
Machinery – 7.8%
China Automation Group Ltd.(a)	13,116,800	10,699,410
China National Materials Co. Ltd.(a)	3,480,500	2,570,140
China South Locomotive and Rolling Stock Corp. Ltd.(a)	2,423,900	1,769,929
China Valves Technology, Inc.*	279,168	2,579,512
Duoyuan Global Water, Inc.*	142,900	5,112,962
Duoyuan Printing, Inc.*	200,000	1,610,000
Greens Hldgs. Ltd.*	16,880,000	3,679,006
Sany Heavy Equipment International Hldgs. Co. Ltd.*	500,000	632,573
Zhongde Waste Technology AG	19,723	340,984
		28,994,516
Media – 1.1%
China Mass Media International Advertising Corp. ADR*	36,900	97,043
SinoMedia Hldg. Ltd.(a)	1,000	310
VisionChina Media, Inc. ADR*	369,160	4,031,227
		4,128,580
Metals & Mining – 2.4%
Midas Hldgs. Ltd.(a)	5,068,200	3,300,223
Real Gold Mining Ltd.(a)*	2,319,600	3,445,364
Zhaojin Mining Industry Co. Ltd.(a)	1,071,300	2,121,945
		8,867,532
Multiline Retail – 1.6%
Golden Eagle Retail Group Ltd.(a)	2,242,064	4,547,422
Parkson Retail Group Ltd. (a)	767,100	1,349,757
		5,897,179
Paper & Forest Products – 1.4%
Lee & Man Paper Manufacturing Ltd.(a)*	6,390,400	4,409,133
Orient Paper, Inc.*	89,400	936,912
		5,346,045
Personal Products – 2.0%
BaWang International Group Hldg. Ltd.(a)*	2,351,900	1,628,454
China-Biotics, Inc.*	227,200	3,514,784
Hengan International Group Co. Ltd.(a)	327,200	2,422,463
		7,565,701

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Pharmaceuticals – 2.8%
China Shineway Pharmaceutical Group Ltd.(a)	1,702,800	$3,178,356
Lijun International Pharmaceutical Hldg. Co. Ltd.(a)	10,232,000	1,638,112
Shandong Luoxin Pharmacy Stock Co. Ltd.(a)*	3,367,000	2,700,921
Sinopharm Medicine Hldg. Co. Ltd.*	813,700	2,891,061
		10,408,450
Professional Services – 0.3%
51job Inc. ADR*	62,700	1,114,800
Real Estate Management & Development – 5.0%
China Real Estate Information Corp.*	258,000	2,832,840
E-House China Hldgs. Ltd. ADR*	470,600	8,527,272
Renhe Commercial Hldgs.(a)*	7,185,100	1,625,116
Sino-Ocean Hldgs. Ltd.(a)	3,986,970	3,660,441
Yanlord Land Group Ltd.(a)	1,153,000	1,764,219
		18,409,888
Software – 7.7%
Changyou.com Ltd.*	112,480	3,735,461
China TransInfo Technology Corp.*	395,600	3,232,052
Kingsoft Corp. Ltd.(a)	1,959,200	1,610,986
Kongzhong Corp. ADR*	128,048	1,586,515
Longtop Financial Technologies Ltd. ADR*	266,925	9,881,563
Perfect World Co. Ltd. ADR*	133,100	5,249,464
VanceInfo Technologies, Inc. ADR*	181,475	3,486,135
		28,782,176
Textile Apparel & Luxury Goods – 5.3%
361 Degrees International Ltd.(a)	8,787,900	5,135,686
Anta Sports Products Co. Ltd.(a)	2,279,700	3,361,580
China Dongxiang Group Co.(a)	1,315,600	1,015,011
Li Ning Co. Ltd. (a)	689,700	2,614,990
Ports Design Ltd.(a)	381,595	1,176,441
Shenzhou International Group (a)*	4,851,100	6,316,712
		19,620,420
Water Utilities – 0.3%
China Water Affairs Group Ltd.(a)*	2,748,000	1,088,455
Total Equities (Cost: $245,193,456)		374,785,462

See accompanying notes to the financial statements.

OBERWEIS CHINA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Preferred Stock – 0.4%
Chemicals
China XD Plastics Co. Ltd.*(a)(b)	1,500	$1,654,950
Total Preferred Stock (Cost: $1,088,691)		$1,654,950
	Units	Value
Warrants – 0.2%
Chemicals
China Valves Technology, Inc. ($9.00, expires 1/29/10)(a)	25,050	$19,961
China XD Plastics Co. Ltd. ($5.50, expires 6/1/15)(a)(b)	130,435	539,192
China XD Plastics Co. Ltd. Series B(a)(b)(c)	116,413	—
Jiutian Chemical Group Ltd. ($0.80, expires 10/15/10)	4,567,700	16,267
Total Warrants (Cost: $430,503)		$575,420
Total Investments – 101.4% (Cost: $246,712,650)		$377,015,832
Other Liabilities Less Assets – (1.4%)		(5,306,888)
Net Assets – 100%		$371,708,944
Cost of Investments is $252,876,166 for federal income tax purposes and net unrealized appreciation consists of:
Gross unrealized appreciation		$130,760,878
Gross unrealized depreciation		(6,621,212)
Net unrealized appreciation		$124,139,666
(a)	Fair Valued Security
(b)	The securities are subject to legal or contractual restrictions on sale. They are valued at fair value in accordance with procedures adopted by the board of trustees of the Trust as of December 31, 2009. The aggregate value of restricted securities was $2,194,142, or 0.6% of net assets at December 31, 2009.
(c)	The strike price and expiration date of the warrants were not established at the measurement date.
*	Non-Income producing security during the year ended December 31, 2009.

ADR – American Depositary Receipt

COUNTRY ALLOCATION (as a percentage of Net Assets)

China (Includes the People's Republic of China and Hong Kong)	99.2%
Singapore	1.4%
United States	0.8%

See accompanying notes to the financial statements.

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND
Schedule of Investments
December 31, 2009

	Shares	Value
EQUITIES – 99.4%
Australia – 6.8%
Equinox Materials Ltd.*	100,800	$393,258
JB HI-FI Ltd.(a)	21,300	430,498
Mount Gibson Iron Ltd.(a)*	280,300	413,602
		1,237,358
Belgium – 1.2%
Telenet Group Hldg. NV(a)*	7,800	222,476
Canada – 6.8%
DragonWave, Inc.*	49,700	569,842
Mercator Minerals Ltd.*	119,600	282,929
Pacific Rubiales Energy Corp.*	18,300	269,695
SXC Health Solutions Corp.*	2,000	109,315
		1,231,781
China – 16.5%
Baoye Group Co. Ltd.(a)*	355,800	266,582
Comba Telecom Systems Hldgs. Ltd.(a)	354,820	412,072
E-House China Hldgs. Ltd. ADR*	17,600	318,912
Home Inns & Hotels Mgmt., Inc. ADR*	11,600	410,060
Minth Group Ltd.(a)*	220,600	323,808
Perfect World Co. Ltd. ADR*	6,900	272,136
Rino International Corp.*	6,100	168,665
Trina Solar Ltd. ADR*	8,400	453,348
Zhuzhou CSR Times Electric Co. Ltd.(a)	194,700	397,272
		3,022,855
France – 0.7%
Technip SA(a)	1,800	126,747
Germany – 3.6%
Dialog Semiconductor PLC(a)*	51,600	557,532
Roth & Rau AG(a)*	2,300	99,829
		657,361
Hong Kong – 8.3%
361 Degrees International Ltd.(a)	510,000	298,046
AAC Acoustic Technologies Hldgs., Inc.(a)*	244,400	401,243
Kingboard Laminates Hldg. Ltd.(a)	313,400	216,052
Pacific Textiles Hldgs. Ltd.(a)	349,800	233,517
Shenzhou International Group(a)*	281,900	367,068
		1,515,926

See accompanying notes to the financial statements.

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Ireland – 1.7%
Smurfit Kappa Group PLC(a)*	34,900	$315,461
Italy – 5.6%
Astaldi SPA(a)*	32,800	281,011
Banca Popolare di Milano Scarl(a)*	14,700	104,526
Bulgari SPA(a)*	54,500	449,229
Danieli & Co. SPA(a)	7,700	191,429
		1,026,195
Japan – 2.6%
Arnest One Corp.(a)*	29,100	295,484
Cosmos Pharmaceutical Corp.(a)	7,500	189,328
		484,812
Netherlands – 4.6%
ASM International NV(a)*	18,000	454,500
BinckBank NV(a)*	21,800	390,801
		845,301
Norway – 5.7%
Atea ASA(a)*	44,300	382,229
Q-Free ASA(a)*	89,000	329,425
TGS Nopec Geophysical Co. ASA(a)*	18,800	340,329
		1,051,983
Singapore – 3.4%
Noble Group Ltd.(a)	271,300	622,679
South Africa – 1.8%
Aquarius Platinum Ltd.(a)*	50,500	329,064
Sweden – 5.6%
AcadeMedia AB(a)*	7,700	139,006
Autoliv, Inc.(a)*	5,600	245,212
Electrolux AB(a)*	13,100	308,466
Elekta AB(a)*	5,300	126,233
KappAhl Hldg. AB(a)*	20,000	201,401
		1,020,318
Switzerland – 1.0%
STMicroelectronics NV(a)	18,900	174,785
United Kingdom – 23.5%
Aggreko PLC(a)*	12,200	182,089
Babcock International Group PLC(a)	28,300	271,429
Chemring Group PLC(a)	7,700	363,389

See accompanying notes to the financial statements.

OBERWEIS INTERNATIONAL OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Dimension Data Hldgs. PLC(a)*	222,300	$267,478
Domino's Pizza UK & IRL PLC(a)	51,100	245,346
IMI PLC(a)*	32,600	271,866
Intec Telecom Systems PLC(a)*	80,000	133,348
International Personal Finance PLC(a)	165,200	552,890
Lamprell PLC(a)*	104,300	309,169
Petrofac Ltd.(a)	9,500	158,996
Playtech Ltd.(a)	12,900	86,385
Prostrakan Group PLC(a)*	73,388	101,967
Schroders PLC(a)*	18,400	393,149
SSL International PLC(a)*	11,900	150,279
Virgin Media, Inc.	19,300	324,819
Weir Group(a)	24,500	282,483
Wood Group (John) PLC(a)	43,600	216,574
		4,311,656
Total Equities (Cost: $13,998,244)		$18,196,758
Total Investments – 99.4% (Cost: $13,998,244)		$18,196,758
Other Assets Less Liabilities – 0.6%		114,244
Net Assets – 100%		$18,311,002
Cost of Investments is $14,435,043 for federal income tax purposes and net unrealized appreciation consists of:
Gross unrealized appreciation		$3,992,205
Gross unrealized depreciation		(230,490)
Net unrealized appreciation		$3,761,715
(a)	Fair Valued Security
*	Non-Income producing security during the year ended December 31, 2009.

ADR – American Depositary Receipt

SECTOR ALLOCATIONS (as a percentage of Net Assets)

Consumer Discretionary	23.3%
Consumer Staples	1.0%
Energy	7.8%
Financials	9.6%
Health Care	2.7%

Industrials	21.0%
Information Technology	23.3%
Materials	9.5%
Telecomm Service	1.2%

See accompanying notes to the financial statements.

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments
December 31, 2009

	Shares	Value
EQUITIES – 98.3%
Australia – 3.6%
Arrow Energy Ltd.(a)*	11,500	$42,821
AWE Ltd.(a)*	16,000	40,103
MacArthur Coal Ltd.(a)	5,000	50,253
Mount Gibson Iron Ltd.(a)*	80,000	118,046
PanAust Ltd.(a)*	120,000	60,491
		311,714
China – 37.4%
AsiaInfo Hldgs., Inc.*	3,000	91,350
Baidu.com, Inc. ADR*	150	61,685
Beijing Enterprises Water Group Ltd.(a)*	280,000	92,908
China Automation Group Ltd.(a)	228,800	186,633
China Everbright International Ltd.(a)	280,000	143,256
China Foods Ltd.(a)	100,000	89,591
China Gas Hldgs. Ltd.(a)*	200,000	108,723
China Mengniu Dairy Co. Ltd.(a)*	25,000	88,863
China National Materials Co. Ltd.(a)	60,000	44,307
China Shanshui Cement Group(a)	100,000	72,585
China WindPower Group Ltd.(a)*	500,000	56,938
Comba Telecom Systems Hldgs. Ltd.(a)	165,000	191,623
Ctrip.com International Ltd. ADR*	800	57,488
Dongfeng Motor Group Co. Ltd.(a)	60,000	85,670
E-House China Hdgs. Ltd. ADR*	6,000	108,720
Hollysys Automation Technologies Ltd.*	4,000	48,040
Lianhua Supermarket Hldgs. Ltd.(a)	30,000	90,261
Lijun International Pharmaceutical Hldg. Co. Ltd.(a)*	250,000	40,024
Longtop Financial Technologies Ltd. ADR*	2,500	92,550
Mingyuan Medicare Development Co. Ltd.(a)*	60,000	10,236
Minth Group Ltd.(a)*	40,000	58,714
New Oriental Education & Technology Group, Inc. ADR*	800	60,488
Nine Dragons Paper Hldgs. Ltd.(a)	80,000	127,595
Perfect World Co. Ltd. ADR*	1,800	70,992
Real Gold Mining Ltd.(a)*	40,000	59,413
Shandong Weigao Group(a)	22,000	73,314
Sichuan Expressway Co. Ltd.(a)	150,000	79,050
Sino Biopharmaceutical Ltd.(a)	270,000	85,331
Sinovac Biotech Ltd.*	4,000	25,320

See accompanying notes to the financial statements.

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Soho China Ltd.(a)*	88,000	$47,272
Tencent Hldgs. Ltd.(a)	9,000	194,633
Wasion Group Hldgs. Ltd.(a)	60,000	62,358
Wonder Auto Technology, Inc.*	3,000	35,220
Xinao Gas Hldgs. Ltd.(a)	80,000	204,805
Xinyi Glass Hldgs. Co. Ltd.(a)	40,000	36,047
Zhaojin Mining Industry Co. Ltd.(a)	42,200	83,586
Zhuzhou CSR Times Electric Co. Ltd.(a)	75,000	153,032
		3,218,621
Hong Kong – 11.0%
AAC Acoustic Technologies Hldgs., Inc.(a)	60,000	98,505
Golden Eagle Retail Group Ltd.(a)*	50,000	101,412
Ju Teng International Hldgs. Ltd.(a)*	80,000	79,258
Lee & Man Paper Manufacturing Ltd.(a)	99,200	68,444
Midland Hldgs. Ltd.(a)	50,000	42,943
Pacific Textiles Hldgs. Ltd.(a)	60,000	40,054
Peace Mark Hldgs. Ltd.*	72,000	0
Poly (Hong Kong) Investment Ltd.(a)*	25,000	30,977
Ports Design Ltd.(a)	18,000	55,493
SJM Hldgs. Ltd.(a)*	80,000	43,953
Skyworth Digital Hldgs. Ltd.(a)	180,000	184,600
Techtronic Industries Co. Ltd.(a)	90,000	74,601
Vinda International Hldgs. Ltd.(a)	103,000	72,898
Wing Hang Bank Ltd.(a)	6,000	55,834
		948,972
India – 15.5%
Cadila Healthcare Ltd.(a)*	4,000	55,560
Exide Industries Ltd.(a)	32,000	78,902
Financial Technologies (India) Ltd.(a)	2,000	57,378
IVRCL Infrastructures & Projects Ltd.(a)	12,000	89,781
Jain Irrigation Systems Ltd.(a)	4,389	81,906
JSW Steel Ltd.(a)	6,000	130,110
Lanco Infratech Ltd.(a)*	8,000	98,536
Maruti Suzuki India Ltd.(a)*	2,800	93,396
Max India Ltd.(a)*	20,000	95,005
McLeod Russel India Ltd.(a)*	6,000	33,603
Mphasis Ltd.(a)*	6,000	92,882
Shree Renuka Sugars Ltd.(a)	18,000	85,700

See accompanying notes to the financial statements.

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
Shriram Transport Finance Co. Ltd.(a)	6,000	$62,926
United Phosphorus Ltd.(a)	17,725	65,813
Voltas Ltd.(a)	12,000	44,306
Yes Bank Ltd.(a)*	30,000	170,599
		1,336,403
Indonesia – 5.7%
PT Bumi Serpong Damai(a)	600,000	56,242
PT Delta Dunia Makmur TBK(a)*	250,000	44,633
PT Indocement Tunggal Prakarsa TBK(a)	80,000	115,643
PT Indofood Sukses Makmur TBK(a)	280,000	105,221
PT Jasa Marga(a)*	200,000	38,410
PT Perusahaan Gas Negara(a)	120,000	49,587
PT United Tractors TBK(a)	50,000	81,882
		491,618
Japan – 2.4%
Arnest One Corp.(a)*	8,000	81,233
CKD Corp.(a)*	6,000	45,683
Koito Manufacturing Co. Ltd.(a)	2,500	40,143
Nitori Co. Ltd.(a)*	500	37,232
		204,291
Malaysia – 1.4%
Mudajaya Group BHD(a)*	23,000	33,269
Top Glove Corp. BHD(a)*	30,000	88,066
		121,335
Singapore – 13.2%
Biosensors International Group Ltd.(a)*	120,000	67,541
Ezion Hldgs. Ltd.(a)*	125,000	67,747
Ezra Hldgs. Ltd.(a)	50,000	80,081
Goodpack Ltd.(a)	100,000	80,359
Hyflux Ltd.(a)	30,000	75,293
Midas Hldgs. Ltd.(a)	120,000	78,140
Noble Group Ltd.(a)	80,000	183,613
Parkway Hldgs. Ltd.(a)*	50,000	103,401
Sinwa Ltd.(a)*	600,000	175,861
Straits Asia Resources Ltd.(a)	50,000	92,161
Wilmar International Ltd.(a)	18,000	81,898
Yanlord Land Group Ltd.(a)	30,000	45,903
		1,131,998

See accompanying notes to the financial statements.

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

	Shares	Value
South Africa – 1.4%
Aquarius Platinum Ltd.(a)*	18,000	$118,457
South Korea – 6.0%
Amorepacific Corp.*	100	80,208
Hankook Tire Co. Ltd.(a)*	3,000	65,570
LG Life Sciences Ltd.(a)*	800	42,607
LS Industrial Systems Co. Ltd.(a)	600	49,898
MegaStudy Co. Ltd.(a)*	150	30,835
Nexen Tire Corp.(a)*	8,000	46,372
Samsung Electro-Mechanics Co. Ltd.(a)*	600	55,180
Seoul Semiconductor Co. Ltd.(a)*	2,500	99,627
TechnoSemiChem Co. Ltd.(a)*	2,300	42,907
		513,204
Thailand – 0.7%
Quality Houses PCL(a)*	800,000	63,618
Total Equities (Cost: $6,093,559)		$8,460,231
	Units	Value
Warrants – 0.1%
Singapore
Goodpack Ltd. ($0.68, expires 12/03/12)	20,000	$6,482
Total Warrants (Cost: $3,182)		$6,482
Total Investments – 98.4% (Cost: $6,096,741)		$8,466,713
Other Assets Less Liabilities – 1.6%		138,255
Net Assets – 100%		$8,604,968
Cost of Investments is $6,146,842 for federal income tax purposes and net unrealized appreciation consists of:
Gross unrealized appreciation		$2,484,577
Gross unrealized depreciation		(164,706)
Net unrealized appreciation		$2,319,871
(a)	Fair Valued Security
*	Non-Income producing security during the year ended December 31, 2009.

ADR American Depositary Receipt

See accompanying notes to the financial statements.

OBERWEIS ASIA OPPORTUNITIES FUND
Schedule of Investments (continued)
December 31, 2009

SECTOR ALLOCATIONS (as a percentage of Net Assets)

Consumer Discretionary	15.7%
Consumer Staples	8.5%
Energy	3.8%
Financials	7.6%
Health Care	6.9%

Industrials	6.9%
Information Technology	16.1%
Machinery	13.3%
Materials	13.8%
Utilities	5.8%

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statement of Assets and Liabilities
December 31, 2009

	Micro-Cap Fund	Emerging Growth Fund	Small-Cap Opportunities Fund
Assets:
Investment securities at value(a)	$26,755,629	$117,474,945	$6,523,245
Cash	231,879	—	101,458
Receivable from fund shares sold	1,326	161,736	1,800
Receivable from securities sold	119,849	51,672	26,384
Dividends and interest receivable	16,040	3,487	673
Prepaid expenses	11,653	15,605	7,809
Total Assets	27,136,376	117,707,445	6,661,369
Liabilities:
Payable to custodian bank	—	37,207	—
Payable for fund shares redeemed	25,913	44,145	—
Payable for securities purchased	79,032	71,763	72,354
Payable to advisor (see note 2)	37,343	79,979	3,354
Payable to distributor	5,491	24,330	1,361
Accrued expenses	21,732	61,982	9,168
Total Liabilities	169,511	319,406	86,237
Net Assets	$26,966,865	$117,388,039	$6,575,132
Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	2,593,634	7,229,053	723,257
Net asset value, offering price and redemption price	$10.40	$16.24	$9.09
Analysis of net assets:
Capital	$33,404,570	$153,446,073	$8,556,749
Undistributed net realized losses on investment	(12,522,867)	(71,706,172)	(3,401,621)
Net unrealized appreciation of investments	6,085,162	35,648,138	1,420,004
Net Assets	$26,966,865	$117,388,039	$6,575,132
(a) Investment securities at cost	$20,670,467	$81,826,807	$5,103,241

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statement of Assets and Liabilities (continued)
December 31, 2009

	China Opportunities Fund	International Opportunities Fund	Asia Opportunities Fund
Assets:
Investment securities at value(a)	$377,015,832	$18,196,758	$8,466,713
Cash	—	160,619	322,432
Receivable from fund shares sold	327,472	2,063	200
Receivable from securities sold	1,038,561	—	—
Dividends and interest receivable	85,380	24,771	6,063
Prepaid expenses	40,092	12,794	11,120
Total Assets	378,507,337	18,397,005	8,806,528
Liabilities:
Payable to custodian bank	378,064	—	—
Payable for fund shares redeemed	2,419,791	30,900	—
Payable for securities purchased	3,329,077	—	146,714
Payable to advisor (see note 2)	391,420	22,630	5,174
Payable to distributor	78,284	3,827	1,774
Accrued expenses	201,757	28,646	47,898
Total Liabilities	6,798,393	86,003	201,560
Net Assets	$371,708,944	$18,311,002	$8,604,968
Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	21,523,388	2,041,808	1,076,955
Net asset value, offering price and redemption price	$17.27	$8.97	$7.99
Analysis of net assets:
Capital.	$269,235,546	$27,947,155	$11,120,793
Undistributed net investment income	(2,730,243)	(2,848)	(24,883)
Undistributed net realized losses on investment and foreign currency transactions	(25,099,537)	(13,832,907)	(4,826,101)
Net unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	130,303,178	4,199,602	2,335,159
Net Assets	$371,708,944	$18,311,002	$8,604,968
(a) Investment securities at cost	$246,712,650	$13,998,244	$6,096,741

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statement of Operations
Year Ended December 31, 2009

	Micro-Cap Fund	Emerging Growth Fund	Small-Cap Opportunities Fund
Investment Income:
Interest	$325	$7,929	$—
Dividends(a)	41,214	68,319	4,334
Total Income	41,539	76,248	4,334
Expenses:
Investment advisory fees (see note 2)	136,350	387,060	20,508
Management fees (see note 2)	90,900	362,060	20,508
Distribution fees and shareholder services (see note 2)	56,812	226,288	12,817
Transfer agent fees and expenses	58,241	159,795	32,358
Custodian fees and expenses	60,657	82,136	40,535
Federal and state registration fees	17,348	29,880	17,801
Other	32,785	127,014	6,576
Total expenses before reimbursed expenses	453,093	1,374,233	151,103
Earnings credit (see note 5)	119	320	51
Expense reimbursement (see note 2)	—	—	48,512
Total Expenses	452,974	1,373,913	102,540
Net Investment Income (Loss)	(411,435)	(1,297,665)	(98,206)
Net Realized and Unrealized Gains (Losses) from Investments:
Net realized losses on investment transactions	(1,023,297)	(10,201,211)	(157,599)
Increase/decrease in unrealized appreciation/depreciation on investments	10,618,975	49,405,377	2,740,802
Net realized/unrealized gains on investments	9,595,678	39,204,166	2,583,203
Net increase in net assets resulting from operations	$9,184,243	$37,906,501	$2,484,997
(a)	Dividends are net of foreign withholding tax of $4,024 for the Micro-Cap Fund

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statement of Operations (continued)
Year Ended December 31, 2009

	China Opportunities Fund	International Opportunities Fund	Asia Opportunities Fund
Investment Income:
Interest	$16,350	$—	$—
Dividends(a)	2,806,235	217,789	79,505
Total Income	2,822,585	217,789	79,505
Expenses:
Investment advisory fees	2,983,858	184,324	74,012
Distribution fees and shareholder services (see note 2)	596,772	36,865	14,802
Transfer agent fees and expenses	544,324	56,247	30,367
Custodian fees and expenses	508,163	137,265	110,333
Federal and state registration fees	33,070	21,175	18,390
Other	270,310	26,593	7,526
Total expenses before reimbursed expenses	4,936,497	462,469	255,430
Earnings credit (see note 5)	395	148	93
Expense reimbursement (see note 2)	—	95,147	107,906
Total Expenses	4,936,102	367,174	147,431
Net Investment Income (Loss)	(2,113,517)	(149,385)	(67,926)
Net Realized and Unrealized Gains (Losses) from Investments:
Net realized gains/losses on investment transactions	18,943,534	3,204,550	(51,966)
Net realized losses on foreign currency transactions	(15,941)	(3,660)	(10,772)
Net realized gains/losses on investment and foreign currency transactions	18,927,593	3,200,890	(62,738)
Decrease in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	164,328,310	3,837,598	3,731,239
Net realized/unrealized gains/losses on investments and foreign currencies	183,255,903	7,038,488	3,668,501
Net increase in net assets resulting from operations	$181,142,386	$6,889,103	$3,600,575
(a)	Dividends are net of foreign withholding tax of $49,751, $20,242, and $3,107 for the China Opportunities, International Opportunities, and Asia Opportunities Funds, respectively.

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets

	Micro-Cap Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
From Operations:
Net investment loss	$(411,435)	$(553,114)
Net realized gains (losses) on investments	(1,023,297)	(11,440,484)
Increase (decrease) in net unrealized appreciation (depreciation) of investments	10,618,975	(15,910,272)
Net increase (decrease) in net assets resulting from operations	9,184,243	(27,903,870)
From Distributions:
Distributions from net realized gains on investments	—	(1,013,354)
From Capital Share Transactions:
Proceeds from sale of shares	2,547,055	11,401,510
Proceeds from reinvestment of distributions	—	870,209
Redemption of shares	(6,147,818)	(12,975,214)
Net decrease from capital share transactions	(3,600,763)	(703,495)
Total decrease in net assets	5,583,480	(29,620,719)
Net Assets:
Beginning of year	21,383,385	51,004,104
End of year	$26,966,865	$21,383,385
Transactions in Shares:
Shares sold	300,906	990,910
Shares issued in reinvestment of distributions	—	134,707
Less shares redeemed	(785,693)	(1,325,844)
Net decrease from capital share transactions	(484,787)	(200,227)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Growth Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
From Operations:
Net investment loss	$(1,297,665)	$(1,767,020)
Net realized gains (losses) on investments	(10,201,211)	(61,248,647)
Increase (decrease) in net unrealized appreciation (depreciation) of investments	49,405,377	(55,608,520)
Net increase (decrease) in net assets resulting from operations	37,906,501	(118,624,187)
From Distributions:
Distributions from net realized gains on investments	—	(2,778,555)
From Capital Share Transactions:
Proceeds from sale of shares	30,817,043	42,120,144
Proceeds from reinvestment of distributions	—	2,635,420
Redemption of shares	(33,073,151)	(60,938,446)
Net decrease from capital share transactions	(2,256,108)	(16,182,882)
Total increase (decrease) in net assets	35,650,393	(137,585,624)
Net Assets:
Beginning of year	81,737,646	219,323,270
End of year	$117,388,039	$81,737,646
Transactions in Shares:
Shares sold	2,452,367	2,467,840
Shares issued in reinvestment of distributions	—	265,400
Less shares redeemed	(2,871,266)	(3,586,789)
Net decrease from capital share transactions	(418,899)	(853,549)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (continued)

	Small-Cap Opportunities Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
From Operations:
Net investment loss	$(98,206)	$(162,477)
Net realized gains (losses) on investments	(157,599)	(3,184,107)
Increase (decrease) in net unrealized appreciation (depreciation) of investments	2,740,802	(3,196,349)
Net increase (decrease) in net assets resulting from operations	2,484,997	(6,542,933)
From Distributions:
Distributions from net realized gains on investments	—	(653,784)
From Capital Share Transactions:
Proceeds from sale of shares	1,261,487	1,721,450
Proceeds from reinvestment of distributions	—	536,102
Redemption of shares	(1,403,844)	(2,312,160)
Net decrease from capital share transactions	(142,357)	(54,608)
Total increase (decrease) in net assets	2,342,640	(7,251,325)
Net Assets:
Beginning of year	4,232,492	11,483,817
End of year	$6,575,132	$4,232,492
Transactions in Shares:
Shares sold	165,670	152,029
Shares issued in reinvestment of distributions	—	102,899
Less shares redeemed	(203,972)	(231,788)
Net increase (decrease) from capital share transactions	(38,302)	23,140

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (continued)

	China Opportunities Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
From Operations:
Net investment loss	$(2,113,517)	$(3,472,233)
Net realized gains (losses) on investment and foreign currency transactions	18,927,593	(27,501,622)
Increase (decrease) in net unrealized appreciation (depreciation) of investments and foreign currencies	164,328,310	(371,350,039)
Net increase (decrease) in net assets resulting from operations	181,142,386	(402,323,894)
From Dividends and Distributions:
Dividends from net investment income	(2,535,761)	—
Distributions from net realized gains on investments	—	(33,034,969)
From Capital Share Transactions:
Proceeds from sale of shares	168,103,670	83,510,380
Proceeds from reinvestment of dividends	2,322,660	—
Proceeds from reinvestment of distributions	—	31,078,175
Redemption of shares	(95,773,377)	(504,605,100)
Net increase (decrease) from capital share transactions	74,652,953	(390,016,545)
Total increase (decrease) in net assets	253,259,578	(825,375,408)
Net Assets:
Beginning of year	118,449,366	943,824,774
End of year	$371,708,944	$118,449,366
Transactions in Shares:
Shares sold	12,818,639	4,238,651
Shares issued in reinvestment of dividends	135,196	—
Shares issued in reinvestment of distributions	—	4,271,007
Less shares redeemed	(7,197,807)	(25,223,891)
Net increase (decrease) from capital share transactions	5,756,028	(16,714,233)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (continued)

	International Opportunities Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
From Operations:
Net investment loss	$(149,385)	$(195,752)
Net realized gains (losses) on investment and foreign currency transactions	3,200,890	(16,206,145)
Increase (decrease) in net unrealized appreciation (depreciation) of investments and foreign currencies	3,837,598	(21,433,146)
Net increase (decrease) in net assets resulting from operations	6,889,103	(37,835,043)
From Capital Share Transactions:
Proceeds from sale of shares	2,693,607	7,093,946
Redemption of shares	(5,232,712)	(67,767,871)
Net decrease from capital share transactions	(2,539,105)	(60,673,925)
Total increase (decrease) in net assets	4,349,998	(98,508,968)
Net Assets:
Beginning of year	13,961,004	112,469,972
End of year	$18,311,002	$13,961,004
Transactions in Shares:
Shares sold	372,143	649,284
Less shares redeemed	(837,465)	(6,116,666)
Net decrease from capital share transactions	(465,322)	(5,467,382)

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS

Statements of Changes in Net Assets (continued)

	Asia Opportunities Fund
	Year Ended December 31, 2009	Period Ended December 31, 2008*
From Operations:
Net investment loss	$(67,926)	$(68,695)
Net realized loss on investment and foreign currency transactions	(62,738)	(4,790,904)
Increase (decrease) in net unrealized appreciation (depreciation) of investments and foreign currencies	3,731,239	(1,396,080)
Net increase (decrease) in net assets resulting from operations	3,600,575	(6,255,679)
From Capital Share Transactions:
Proceeds from sale of shares	2,891,805	13,468,006
Redemption of shares	(1,776,054)	(3,323,685)
Net increase from capital share transactions	1,115,751	10,144,321
Total increase in net assets	4,716,326	3,888,642
Net Assets:
Beginning of year	3,888,642	—
End of year	$8,604,968	$3,888,642
Transactions in Shares:
Shares sold	490,208	1,453,610
Less shares redeemed	(317,430)	(549,433)
Net increase from capital share transactions	172,778	904,177
*	For the period from February 1, 2008 (commencement of operations) through December 31, 2008.

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Notes to Financial Statements
December 31, 2009

1. Significant Accounting Policies

Description of business.  The Oberweis Funds (the “Trust”) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous Funds under various trading strategies. The Trust consists of six Funds: the Oberweis Micro-Cap Fund, the Oberweis Emerging Growth Fund, the Oberweis Small-Cap Opportunities Fund, the Oberweis China Opportunities Fund, the Oberweis International Opportunities Fund, and the Oberweis Asia Opportunities Fund (collectively, “the Funds”).

Investment valuation.  Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the closing bid price determined on the basis of reasonable inquiry. Options are valued at the last reported bid price on the primary exchange as of the close of the regular trading session of the Chicago Board Options Exchange (“CBOE”). Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.

The Oberweis China Opportunities Fund, the Oberweis International Fund, and the Oberweis Asia Opportunities Fund hold foreign equity securities. Foreign securities are fair valued as described in the following circumstances. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Funds, the Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2009

Fair Value Measurements.  In accordance with Financial Accounting Standards Board (“FASB”) guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, set out a framework for measuring fair value, and expand disclosures regarding fair value measurements. The Fair Value Measurement Standard applies to fair value measurements already required or permitted by existing standards.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:

-Level 1 — Quoted prices in active markets for identical securities.

-Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

-Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2009:

	Micro-Cap Fund	Emerging Growth Fund	Small-Cap Opportunities Fund
Level 1 – Equities	$26,711,488	$114,683,269	$6,523,245
Total Level 1	26,711,488	114,683,269	6,523,245
Level 2 – Warrants	44,141	91,676	—
Commercial Paper	—	2,700,000	—
Total Level 2	44,141	2,791,676	—
Level 3 –	—	—	—
Total Investments	$26,755,629	$117,474,945	$6,523,245

	China Opportunities Fund	International Opportunities Fund	Asia Opportunities Fund
Level 1 – Equities
Total Asia	$171,171,048	$1,623,121	$732,057
Total Europe	—	324,819	—
Total Other Countries	2,830,280	1,625,039	—
Total Warrants	16,267	—	6,482
Total Level 1	174,017,595	3,572,979	738,539
Level 2 – Equities
Total Asia	200,784,134	4,023,151	7,298,003
Total Europe	—	9,427,464
Total Other Countries	—	1,173,164	430,171
Total Preferred Stock	1,654,950	—	—
Total Warrants	559,153	—	—
Total Level 2	202,998,237	14,623,779	7,728,174
Level 3 –	—	—	—
Total Investments	$377,015,832	$18,196,758	$8,466,713

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2009

The Funds' assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

Foreign Currency Transactions.  The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies.  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Fund share valuation.  Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the NYSE is open for trading, the net asset value per share is determined as of the later of the close of the NYSE or the CBOE by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of each Fund’s shares outstanding.

Investment transactions and investment income.  Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.

Federal income taxes and dividends to shareholders.  It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2009. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (“GAAP”). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2009

income and capital gains under federal tax rules versus GAAP, and the use of the tax accounting practice known as equalization.

In addition to the requirements of the Code, the Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The funds that invest in Indian securities accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund’s net asset value. As of December 31, 2009, the Oberweis Asia Opportunities Fund have recorded a payable of $34,439 as an estimate for potential future India capital gains taxes, which is included in the net unrealized appreciation of investments and translation of assets and liabilities denominated in the foreign currencies line of the Statement of Assets and Liabilities.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, passive foreign investment company (“PFIC”) adjustments were identified and reclassified among the components of the Funds’ net assets.

The tax character of distributions paid during the fiscal year ended December 31, 2009, to shareholders of record on December 28, 2009 were as follows:

	Distributions Paid From Ordinary Income	Distributions Paid From Net Long-Term Capital Gains	Total Distributions Paid
China Opportunities Fund	$2,535,761	—	$2,535,761

As of December 31, 2009, the China Opportunities Fund had a tax basis in undistributed net investment income of $1,625,359. No other Funds had undistributed net investment income.

No distributions were required for the Emerging Growth Fund, Micro-Cap Fund, Small-Cap Opportunities Fund, International Opportunities Fund or the Asia Opportunities Fund. The Funds designate a portion of the China Opportunities Fund’s ordinary income distribution during the year ended December 31, 2009 as 37.62% Qualified Dividend Income as defined in the Code.

The tax character of distributions paid during the fiscal year ended December 31, 2008, to shareholders of record on December 26, 2008, were as follows:

	Distributions Paid From Ordinary Income	Distributions Paid From Net Long-Term Capital Gains	Total Distributions Paid
Emerging Growth Fund	$—	$2,778,555	$2,778,555
Micro-Cap Fund	—	1,013,354	1,013,354
Small-Cap Opportunities Fund	—	653,784	653,784
China Opportunities Fund	—	33,034,969	33,034,969

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2009

As of December 31, 2009, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations through the following year ends:

	2013	2014	2015	2016	2017
Emerging Growth Fund	$—	$—	$—	$49,220,813	$20,970,779
Micro-Cap Fund	$—	$—	$—	$9,447,200	$2,989,022
Small-Cap Opportunities Fund	$—	$—	$—	$2,455,645	$879,711
China Opportunities Fund	$—	$—	$—	$—	$18,936,021
International Opportunities Fund	$—	$—	$96,526	$5,249,683	$8,045,670
Asia Opportunities Fund	$—	$—	$—	$3,065,788	$1,710,212

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2009, the Small-Cap Opportunities, China Opportunities, International Opportunities, and the Asia Opportunities Funds deferred to January 1, 2010 post-October capital losses of $63,381, $1,501, $533 and $816, respectively.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of December 31, 2009, open Federal tax years include the tax years ended December 31, 2006 through 2009. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of estimates.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Indemnifications.  Under the Trusts’ organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trusts’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Transactions with affiliates

The Funds have written agreements with Oberweis Asset Management, Inc. (“OAM”) as the Funds’ investment adviser and manager. Oberweis Securities, Inc. (“Oberweis Securities”), the Funds’ principal distributor, is an affiliate of OAM.

Investment advisory agreement.  Under the Advisory Agreement, OAM provides investment advisory services to the Micro-Cap, Emerging Growth, and Small-Cap Opportunities Funds and pursuant to a separate Management Agreement, OAM provides non-investment advisory management services such as administrative, compliance and accounting services to these Funds. For investment advisory services, the Micro-Cap Fund paid monthly investment advisory fees at an annual rate equal to .60% of average daily net assets. The

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2009

Emerging Growth Fund paid monthly investment advisory fees at an annual rate equal to .45% of the first $50 million of average daily net assets and .40% of average daily net assets in excess of $50 million. The Small-Cap Opportunities Fund paid monthly investment advisory fees at an annual rate equal to .40% of average daily net assets. For investment advisory and management services, the China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund paid monthly investment advisory and management fees at an annual rate equal to 1.25% of average daily net assets. For the year ended December 31, 2009, the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund, incurred investment advisory fees totaling $136,350, $387,060, and $20,508, respectively. For the year ended December 31, 2009, the China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund incurred investment advisory and management fees totaling $2,983,858, $184,324 and $74,012, respectively.

Management agreement.  For management services and facilities furnished, the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund each paid a monthly fee at an annual rate equal to .40% of average daily net assets. For the year ended December 31, 2009, the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund incurred management fees totaling $90,900, $362,060, and $20,508, respectively.

Expense reimbursement.  OAM is contractually obligated to reduce its management fees or reimburse the Emerging Growth Fund, Micro-Cap Fund, and Small-Cap Opportunities Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 2% of the first $25 million; plus 1.8% of the next $25 million; plus 1.6% of average daily net assets in excess of $50 million. OAM is also contractually obligated to reduce its investment and management fees or reimburse the China Opportunities Fund, the International Opportunities Fund, and the Asia Opportunities Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year 2.49% expressed as a percentage of the Funds’ average daily net assets. For the year ended December 31, 2009 OAM reimbursed the Small-Cap Opportunities Fund, International Opportunities Fund, and the Asia Opportunities Fund in the amount of $48,512, $95,147 and $107,906, respectively.

Officers and trustees.  Certain officers and trustees of the Trust are also officers and/or directors of OAM and Oberweis Securities. During the year ended December 31, 2009, the Trust made no direct payments to its officers and paid $74,000 to its unaffiliated trustees.

Distribution and shareholder service agreement.  The Funds have a distribution and shareholder services agreement with Oberweis Securities. For services under the distribution and shareholder services agreement, the Funds pay Oberweis Securities a fee at the annual rate of .25% of the average daily net assets as compensation for services. For the year ended December 31, 2009, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund incurred distribution fees totaling $56,812, $226,288, $12,817, $596,772, $36,865 and $14,802, respectively.

Affiliated Commissions.  For the year ended December 31, 2009, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund did not execute any security transactions through Oberweis Securities and therefore did not pay commissions to Oberweis Securities.

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2009

3. Investment transactions

The cost of securities purchased and proceeds from securities sold during the year ended December 31, 2009, other than options written and money market investments, aggregated $20,867,814 and $25,211,292, respectively, for the Micro-Cap Fund, $86,499,264 and $91,699,881, respectively, for the Emerging Growth Fund, $10,625,169 and $10,908,013, respectively, for the Small-Cap Opportunities Fund, $313,893,181 and $237,746,235, respectively, for the China Opportunities Fund, $40,573,868 and $43,279,513, respectively, for the International Opportunities Fund and $10,973,881 and $10,128,380, respectively, for the Asia Opportunities Fund. The Funds did not hold government securities during the year ended December 31, 2009.

The Funds may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables each Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for each Fund. The Funds write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Amounts recovered for securities litigation are included in the realized gains of the Fund and are recorded when received. The Funds did not write covered call options for the year ended December 31, 2009.

4. Redemption fee

The Oberweis Funds are designed for long-term investors. To discourage market timers redemptions of shares of the Micro-Cap Fund, Emerging Growth Fund, and Small-Cap Opportunities Fund within 90 days of purchase are subject to a 1% redemption fee of the total redemption amount and 2% for the China Opportunities Fund, the International Opportunities Fund, and the Asia Opportunities Fund. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.

The redemption fee is retained by the Funds for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund were $5,894, $23,355, $4,111, $542,564, $3,201 and $6,638, respectively, for the year ended December 31, 2009, and were recorded as a reduction of the cost of shares redeemed in the statements of changes in net assets.

5. Earnings credits and interest charges

The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of each Fund’s total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 2009, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund received credits of $119, $320, $51, $395, $148, and $93, respectively. During the year ended December 31, 2009, the Micro-Cap Fund, Emerging Growth Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Asia Opportunities Fund incurred interest

THE OBERWEIS FUNDS
Notes to Financial Statements (continued)
December 31, 2009

charges of $1,474, $2,009, $108, $10,572, $296 and $106, respectively, which is included in custodian fees and expenses in the statement of operations.

6. Subsequent events

Subsequent events have been evaluated through February 22, 2010, which is the date the financial statements were issued. Subsequent events have not been evaluated after this date.

THE OBERWEIS FUNDS

Financial Highlights

Per share income and capital for a share outstanding throughout each period is as follows:

	Micro-Cap Fund
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$6.95	$15.56	$16.06	$17.31	$17.50
Income (loss) from investment operations:
Net investment loss(a)	(.15)	(.17)	(.23)	(.21)	(.18)
Net realized and unrealized gain (loss) on investments	3.60	(8.10)	1.86	.42	2.29
Total from investment operations	3.45	(8.27)	1.63	.21	2.11
Redemption Fees(a)	—	—	—	.01	.01
Less distributions:
Distribution from net realized gains on investments	—	(.34)	(2.13)	(1.47)	(2.31)
Net asset value at end of year	$10.40	$6.95	$15.56	$16.06	$17.31
Total Return (%)	49.64	(52.98)	10.17	1.66	12.72
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$26,967	$21,383	$51,004	$55,788	$68,355
Ratio of gross expenses to average net assets (%)	1.99	1.69	1.59	1.63	1.70
Ratio of net expenses to average net assets (%)(b)	1.99	1.68	1.58	1.62	1.68
Ratio of net investment loss to average net assets (%)	(1.81)	(1.53)	(1.31)	(1.23)	(1.08)
Portfolio turnover rate (%)	92	81	65	108	76

Notes:

(a)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(b)	The ratios in this row reflect the impact, if any, of expense offset arrangements.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	Emerging Growth Fund
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$10.69	$25.80	$27.22	$26.95	$27.93
Income (loss) from investment operations:
Net investment loss(a)	(.18)	(.22)	(.33)	(.30)	(.33)
Net realized and unrealized gain (loss) on investments	5.73	(14.51)	2.21	1.56	1.09
Total from investment operations	5.55	(14.73)	1.88	1.26	.76
Redemption Fees(a)	—	—	—	—	—
Less distributions:
Distribution from net realized gains on investments	—	(.38)	(3.30)	(.99)	(1.74)
Net asset value at end of year	$16.24	$10.69	$25.80	$27.22	$26.95
Total Return (%)	51.92	(57.00)	6.82	4.87	2.74
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$117,388	$81,738	$219,323	$199,045	$183,979
Ratio of gross expenses to average net assets (%)	1.52	1.40	1.29	1.35	1.42
Ratio of net expenses to average net assets (%)(b)	1.52	1.40	1.28	1.35	1.41
Ratio of net investment loss to average net assets (%)	(1.43)	(1.28)	(1.14)	(1.11)	(1.26)
Portfolio turnover rate (%)	97	89	85	74	75

Notes:

(a)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(b)	The ratios in this row reflect the impact, if any, of expense offset arrangements.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	Small-Cap Opportunities Fund
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value at beginning of year	$5.56	$15.55	$14.02	$12.53	$11.95
Income (loss) from investment operations:
Net investment loss(a)	(.14)	(.22)	(.27)	(.24)	(.22)
Net realized and unrealized gain (loss) on investments	3.66	(8.81)	2.36	1.72	.80
Total from investment operations	3.52	(9.03)	2.09	1.48	.58
Redemption Fees(a)	.01	—	.02	.01	—
Less distributions:
Distribution from net realized gains on investments	—	(.96)	(.58)	—	—
Net asset value at end of year	$9.09	$5.56	$15.55	$14.02	$12.53
Total Return (%)	63.49	(57.66)	14.99	11.89	4.85
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$6,575	$4,232	$11,484	$10,675	$8,773
Ratio of gross expenses to average net assets (%)	2.95	2.14	1.83	1.90	2.14
Ratio of net expenses to average net assets (%)(b)	2.00	2.00	1.80	1.83	2.00
Ratio of net investment loss to average net assets (%)	(1.92)	(1.94)	(1.71)	(1.76)	(1.90)
Portfolio turnover rate (%)	212	162	110	112	119

Notes:

(a)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(b)	The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the adviser.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	China Opportunities Fund
	Years Ended December 31,				Period Ended December 31, 2005(a)
	2009	2008	2007	2006
Net asset value at beginning of year	$7.51	$29.06	$19.53	$10.78	$10.00
Income (loss) from investment operations:
Net investment loss(b)	(.11)	(.20)	(.14)	(.02)	(.03)
Net realized and unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	9.96	(18.64)	11.58	8.70	.81
Total from investment operations	9.85	(18.84)	11.44	8.68	.78
Redemption Fees(b)	.03	.06	.13	.07	––
Less dividends and distributions:
Distribution from net realized gains on investments	––	(2.77)	(2.04)	—	—
Dividends from net investment income	(.12)	––	––	––	––
Net asset value at end of year	$17.27	$7.51	$29.06	$19.53	$10.78
Total Return (%)	131.54	(64.34)	59.29	81.17	7.80
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$371,709	$118,449	$943,825	$446,083	$7,471
Ratio of gross expenses to average net assets (%)	2.07	2.00	1.78	1.91	4.57
Ratio of net expenses to average net assets (%)(c)	2.07	2.00	1.78	1.91	2.49
Ratio of net investment loss to average net assets (%)	(.89)	(1.03)	(.53)	(.15)	(1.34)
Portfolio turnover rate (%)	101	70	68	53	14

Notes:

(a)	For the period from October 1, 2005 (commencement of operations) through December 31, 2005.
(b)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(c)	The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	International Opportunities Fund
	Years Ended December 31,		Period Ended December 31, 2007(a)
	2009	2008
Net asset value at beginning of year	$5.57	$14.10	$10.00
Income (loss) from investment operations:
Net investment loss(b)	(.07)	(.05)	(.10)
Net realized and unrealized gain (loss) on investments	3.47	(8.49)	4.16
Total from investment operations	3.40	(8.54)	4.06
Redemption Fees(b)	—	.01	.04
Less distributions:
Distribution from net realized gains on investments	—	—	—
Net asset value at end of year	$8.97	$5.57	$14.10
Total Return (%)	61.04	(60.50)	41.00
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$18,311	$13,961	$112,470
Ratio of gross expenses to average net assets (%)	3.14	2.24	2.00
Ratio of net expenses to average net assets (%)(c)	2.49	2.23	1.99
Ratio of net investment loss to average net assets (%)	(1.01)	(.40)	(.80)
Portfolio turnover rate (%)	280	221	126

Notes:

(a)	For the period from February 1, 2007 (commencement of operations) through December 31, 2007.
(b)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(c)	The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

THE OBERWEIS FUNDS

Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:

	Asia Opportunities Fund
	Year Ended December 31, 2009	Period Ended December 31, 2008(a)
Net asset value at beginning of year	$4.30	$10.00
Income (loss) from investment operations:
Net investment loss(b)	(.07)	(.07)
Net realized and unrealized loss on investments	3.75	(5.65)
Total from investment operations	3.68	(5.72)
Redemption Fees(b)	.01	.02
Less distributions:
Distribution from net realized gains on investments	––	––
Net asset value at end of year	$7.99	$4.30
Ratio/Supplemental Data
Total Return (%)	85.81	(57.00)
Net Assets at end of year (in thousands)	$8,605	$3,889
Ratio of gross expenses to average net assets (%)	4.31	3.85
Ratio of net expenses to average net assets (%)(c)	2.49	2.49
Ratio of net investment loss to average net assets (%)	(1.15)	(.95)
Portfolio turnover rate (%)	176	165

Notes:

(a)	For the period from February 1, 2008 (commencement of operations) through December 31, 2008.
(b)	The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
(c)	The ratios in this row reflect the impact, if any, of expense offset arrangements and expense reimbursement from the advisor.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Oberweis Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Oberweis Emerging Growth Fund, Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis China Opportunities Fund, Oberweis International Opportunities Fund, and Oberweis Asia Opportunities Fund (six funds constituting The Oberweis Funds, hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended or period indicated and the financial highlights for each of the years or periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 22, 2010

Trustees and Officers of The Oberweis Funds

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served
Noninterested Trustees
Katherine Smith Dedrick (52) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 2004(1)
Gary D. McDaniel (61) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since April, 2004(1)
James G. Schmidt (62) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since December, 2003(1)
Interested Trustees
James D. Oberweis (63) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee(2)	Trustee and Officer since July, 1986(1)
James W. Oberweis (35) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 1996(3)
Patrick B. Joyce (50) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President and Treasurer	Officer since October, 1994(3)
David I. Covas (34) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 2004(3)
Kenneth S. Farsalas (39) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August 2009(3)
Eric V. Hannemann (36) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary	Officer since August, 2005(3)
(1)	Unless otherwise noted, each trustee shall serve as a trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.
(2)	James D. Oberweis is an interested trustee of the Fund by reason of his position as the former Chairman of Oberweis Asset Management, Inc., the Fund’s investment advisor.
(3)	Elected annually by board of trustees.

The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 1-800-323-6166.

Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships
Partner – Childress Duffy Goldblatt, Ltd, April 1, 2007 to present; Member – Risk Assessment & Transfer International, LLC; Partner – Levenfeld Pearlstein, LLC, January 2005 to April 1, 2007; Partner – Hinshaw & Culbertson, 1985 to January 2005.	6	None
Senior Vice President/General Manager of Exopack Holding Corp. 2008 – present; Vice President/General Manager of the Flexible Packaging Group – Smurfit Stone Container, March 1988 to 2007.	6	None
Senior Vice President and Chief Financial Officer – Federal Heath Sign Co., May 2003 to present.	6	None
Director – Oberweis Asset Management, Inc. September, 1994 to February, 2008. Chairman – September 2001 to February, 2008.	6	None
President – Oberweis Asset Management, Inc., September, 2001 to present; Portfolio Manager from December, 1995 to present; President and Director –
Oberweis Securities, Inc., September, 1996 to present.	Not Applicable	None
Executive Vice President, Secretary and Director  –
Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director –
Oberweis Securities, Inc. September, 1996 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., September, 2003 to present;	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., November 2004 to present.	Not Applicable	None
Vice President of Accounting – Oberweis Asset Management and Oberweis Securities, Inc., June, 2004 to present.	Not Applicable	None

THE OBERWEIS FUNDS

Supplemental Information

Proxy Voting:

The Oberweis Funds has delegated authority to vote proxies related to the Funds’ (Emerging Growth Fund, Micro-Cap Fund, Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund and Asia Opportunities Fund) Portfolio securities to the Funds’ investment adviser, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge upon request, by calling 1-800-323-6166. It also appears on www.oberweisfunds.com and in the Funds’ Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NQ. The Funds’ Forms NQ are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Investment Advisory Contracts:

The Investment Advisory Agreement with respect to the Emerging Growth, Micro-Cap and Small-Cap Opportunities Funds and the Investment Advisory and Management Agreements for each of the China Opportunities Fund, International Opportunities Fund and the Asia Opportunities Fund were last approved by the Board of Trustees, including all of the trustees who are not parties to such agreements or interested persons of any such party (the “independent trustees”), on August 12, 2009. The Board of Trustees, including a majority of the independent trustees, determined that approval of the agreements was in the best interests of each Fund. The independent trustees were assisted by independent legal counsel in making their determination.

The Board noted that Oberweis Asset Management (“OAM”) has a long association with The Oberweis Funds (the “Trust”), in each case since the inception of each of the Funds. The Board recognizes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that OAM managed the Funds and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by OAM to the Trust and each of the Funds, the Board consider the functions performed by OAM and the personnel providing such services, OAM’s financial condition, and the compliance regime created by OAM, including the competency of the Trust’s chief compliance officer and the fact that neither the Trust nor OAM has had any material compliance issues. The Board also considered the honesty and integrity of OAM and the portfolio management team and that OAM personnel act with the highest ethical standards. The Board noted that OAM personnel are always forthright with the Board. Based on information provided, the Board concluded that the nature and extent of services provided to each Fund were appropriate and that the quality was good.

THE OBERWEIS FUNDS

Supplemental Information (continued)

The Board also reviewed and discussed reports prepared by OAM containing information on total returns and average annual total returns over various periods of time of the Funds as compared to relevant market indices and other mutual funds pursuing broadly similar strategies. The Board noted that overall year-to-date performance through July 31, 2009 was generally good, but that performance (where applicable) over the 5-year period ended July 31, 2009 was not as good relative to the Funds’ peers. Based on the information provided, the Board concluded (i) as to the Micro-Cap, Emerging Growth and Small-Cap Opportunities Funds, although the Funds generally underperformed the other mutual funds included in the reports and relevant market indices for the 3- and 5-year periods, the Funds generally outperformed the other mutual funds and market indices on a year-to-date basis, (ii) as to the China Opportunities Fund, although the Fund generally underperformed the other mutual funds included in the report and the relevant market index for the 3-year period, as well as the market index since inception, the Fund generally outperformed the other mutual funds and market index on a year-to-date basis and since inception, and the Fund’s performance was in line with the other mutual funds included in the reports, (iii) as to the International Opportunities Fund, the investment performance was good versus other mutual funds included in the reports and the relevant market index year-to-date and since inception, and (iv) as to the Asia Opportunities Fund, although the Fund underperformed the relevant market index year-to-date and since inception, the Fund’s performance was in line with the other mutual funds included in the reports for the same periods.

Fees and Expenses. For each Fund, the Board compared the amounts paid to OAM for advisory services (for advisory and management services for the China Opportunities, International Opportunities and Asia Opportunities Funds) and each Fund’s expense ratio with other mutual funds pursuing broadly similar strategies as included in reports prepared by OAM.

This information showed that the advisory fees for the Emerging Growth, Small-Cap Opportunities, China Opportunities and International Opportunities Funds were either comparable or in a mid-range compared to the other mutual funds, and for the Micro-Cap and Asia Opportunities Funds were either comparable or on the high side relative to the other mutual funds. The information also showed that the expense ratio of the Emerging Growth Fund was generally in line with those of similar mutual funds, while the expense ratios of the Micro-Cap, Small-Cap Opportunities, China Opportunities, International Opportunities and Asia Opportunities Funds tended to be on the high side, compared to similar funds. In addition, the Board considered amounts paid to OAM by other clients. With respect to OAM’s other clients, the Board recognized that the mix of services provided, and the level of responsibility required under the agreements with the Funds, were greater than OAM’s obligations for similar client accounts, and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. The Board also considered that OAM has agreed to cap expenses for the Funds. Based on the information considered, the Board concluded that each Fund’s advisory fee (advisory and management fee for the China Opportunities, International Opportunities and Asia Opportunities Funds) was reasonable and appropriate in amount given the quality of services provided.

Profitability. With respect to the costs of services provided and profits realized by OAM, the Board considered the advisory fees received by OAM from each of the Funds and the fact that OAM has agreed to cap expenses for the Funds. The Board also considered representations from OAM management that the overall profitability of OAM was within an acceptable range for investment advisory firms and that the advisory fee charged the Funds

THE OBERWEIS FUNDS

Supplemental Information (continued)

was consistent with OAM’s other advisory clients. Based on this information, the Board concluded for each Fund that OAM’s profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board reviewed each Fund’s asset size and expense ratio. The Board noted that the advisory fee for the Emerging Growth Fund has a breakpoint designed to share economies of scale with shareholders. The Board noted OAM’s comments that the Funds may have some capacity constraints which limit economies of scale. The Board concluded, with respect to each Fund, that the total expense ratio was reasonable. The Board concluded that each Fund’s advisory fee reflects an appropriate recognition of any economies of scale.

Other Benefits to OAM and its Affiliates. The Board considered the character and amount of other incidental benefits received by OAM and its affiliates from their relationship with the Funds, including fees received or expected to be received by an affiliate of OAM for distribution services and benefits to OAM related to soft dollars. The Board concluded that, taking into account these benefits, the Emerging Growth, Micro-Cap and Small-Cap Opportunities Funds’ advisory fees (advisory and management fees for the China Opportunities, International Opportunities and Asia Opportunities Funds) were reasonable.

Based on all of the information considered and the conclusions reached, the Board determined to approve the agreements. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Approval of Investment Sub-Advisory Contract:

On November 13, 2008, the Board of Trustees, including all of the independent trustees, approved an investment Sub-Advisory Agreement between OAM and Oberweis Asset Management (Asia) Limited (“OAMA”) for the China Opportunities Fund effective December 1, 2008, pursuant to which OAM appointed OAMA to manage the composition of the portfolio and furnish advise with respect to the Fund’s investments and strategies. The Board of Trustees, including a majority of the independent trustees, determined that it was in the best interest of the China Opportunities Fund to approve the agreement. The Board noted that personnel of OAMA, a wholly-owned subsidiary of OAM and a registered investment advisor with the Securities and Exchange Commission (the “SEC”), had been providing portfolio management and research services to certain clients of OAM, including the China Opportunities Fund, pursuant to an Inter-Company Service Agreement and subject to the terms of a SEC no-action letter governing the use of “Participating Affiliates.” The Board considered the qualifications of the OAMA portfolio managers, the research and portfolio management and support team and the investment strategy and process for the China Opportunities Fund. The Board also considered the relevant information discussed above that was presented in connection with the approval of the Investment Advisory and Management Agreement with OAM for the China Opportunities Fund. In addition, the Board noted that OAM is responsible for paying OAMA’s fees; that the Fund will not directly pay any of OAMA’s fees. Based on all of the information considered, the Board concluded that the nature and extent of services to be provided to the China Opportunities Fund by OAMA was appropriate and quality would be good, and determined to approve the agreement. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

THE OBERWEIS FUNDS

Supplemental Information (continued)

Expense Examples:

As a shareholder of The Oberweis Funds, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Oberweis Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period.

Actual Expenses:

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

THE OBERWEIS FUNDS

Supplemental Information (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expense Paid During Period* 7/1/09 – 12/31/09	Expense Ratio During Period 7/1/09 – 12/31/09
Micro-Cap Fund
Actual	$1,000.00	$1,273.00	$11.40	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$10.11	1.99%
Emerging Growth Fund
Actual	$1,000.00	$1,271.70	$8.19	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27	1.43%
Small-Cap Opportunities Fund
Actual	$1,000.00	$1,269.60	$11.44	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16	2.00%
China Opportunities Fund
Actual	$1,000.00	$1,360.60	$11.96	2.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.07	$10.21	2.01%
International Opportunities Fund
Actual	$1,000.00	$1,292.50	$14.39	2.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	$12.63	2.49%
Asia Opportunities Fund
Actual	$1,000.00	$1,280.50	$14.31	2.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	$12.63	2.49%
*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Trustees and Officers

James D. Oberweis
Trustee

Gary D. McDaniel
Trustee

James W. Oberweis
President

David I. Covas
Vice President

Kenneth S. Farsalas
Vice President

Katherine Smith Dedrick
Trustee

James G. Schmidt
Trustee

Patrick B. Joyce
Executive Vice President
Treasurer

Eric V. Hannemann
Secretary

Manager and Investment Advisor

Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
1-800-323-6166
www.oberweisfunds.com

Distributor

Oberweis Securities, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
1-630-577-2300
www.oberweisfunds.com

Custodian

UMB Bank, n.a.
928 Grand Blvd., Kansas City, MO 64106

Transfer Agent

UMB Fund Services, Inc.
P.O. Box 711 Milwaukee, WI 53201-0711
1-800-245-7311

Counsel

Vedder Price P.C.
222 North LaSalle Street, Chicago, IL 60601

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
One North Wacker Drive, Chicago, IL 60606

The Oberweis Funds
Micro-Cap Fund Emerging Growth Fund Small-Cap Opportunities Fund China Opportunities Fund International Opportunities Fund Asia Opportunities Fund

1-800-245-7311

www.oberweisfunds.com

ITEM 2.	CODE OF ETHICS.

(a)
As of December 31, 2009, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant in writing at its principal executive office.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

(a)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(b)	The audit committee financial expert is James G. Schmidt. Mr. Schmidt is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

	2008	2009
Audit fees	86,000	80,000
Audit-Related Fees	N/A	N/A
Tax Fees	26,000	24,200
All Other Fees	N/A	N/A

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

(e)(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment, and Adviser Affiliate that provides ongoing services to the registrant for 2009 and 2008 were $26,000, and 17,600, respectively.

(h) Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal account’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last disclosed such procedures in its proxy statement dated April 16, 2004.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There has been no change to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17CFR 270.30a-2) in the exact form set forth below: EX-99.CERT attached hereto.

(a) (3)
Any written solicitation to purchase securities under Rule 23 c-1 under the Investment Company Act of 1940 (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable to the registrant.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S. C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Oberweis Funds

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/05/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/05/2010

By (Signature and Title*)	/s/ Patrick B. Joyce
Patrick B. Joyce
Executive Vice President and Treasurer,
The Oberweis Funds

Date 03/05/2010

/*/	Print the name and title of each signing officer under his or her signature.